SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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OMI Corporation
_________________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

__________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OMI CORPORATION • One Station Place • Stamford, CT 06902

April 7, 2003

Dear Stockholder:

     You are cordially invited to attend the 2003 annual meeting of OMI Corporation stockholders to be held at One Station Place, Stamford, Connecticut 06902, on Thursday, May 22, 2003 at 9:00 a.m.

     Matters to be considered and acted upon by our stockholders include the election of directors, the ratification of the appointment of OMI Corporation’s certified public accountants and approval of the OMI Corporation 2003 Stock Incentive Plan. These matters and the procedures for voting your shares are discussed in the accompanying Notice of Annual Meeting and Proxy Statement.

     The vote of every stockholder is important regardless of the number of shares owned. Accordingly, your prompt cooperation in signing, dating, and mailing the enclosed proxy will be appreciated.

Sincerely,

CRAIG H. STEVENSON, JR.
Chairman of the Board
and Chief Executive Officer

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
OF OMI CORPORATION
TO BE HELD ON
MAY 22, 2003

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of OMI Corporation will be held at One Station Place, Stamford, CT 06902, on Thursday, May 22, 2003, at 9:00 a.m. (Eastern Daylight Savings Time), for the following purposes:

(1)	To elect three directors (Class II) for a three–year term, each to hold office until his successor shall be duly elected and qualified;

(2)	To ratify the appointment of Deloitte & Touche LLP as auditors of OMI Corporation and various subsidiaries for the year ending December 31, 2003;

(3)	To approve the OMI Corporation 2003 Stock Incentive Plan; and

(4)	To consider and act on such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on April 1, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.
A complete list of the stockholders entitled to vote at the meeting will be located at the offices of OMI Corporation, One Station Place, Stamford, Connecticut, at least 10 days prior to the meeting.
By Order of the Board of Directors

FREDRIC  S. LONDON
Secretary

Stamford, Connecticut
April 7, 2003

IMPORTANT

PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED STAMPED, ADDRESSED ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE MEETING YOUR SHARES MAY NEVERTHELESS BE VOTED.

PROXY STATEMENT
     The following statement is submitted to stockholders in connection with the solicitation of proxies for the Annual Meeting of Stockholders of OMI Corporation (‘‘OMI’’ or the ‘‘Company’’) to be held May 22, 2003. OMI’s corporate headquarters is located at One Station Place, Stamford, Connecticut 06902. The Annual Meeting will be held at One Station Place, Stamford, CT 06902. A proxy for this meeting is enclosed. This proxy statement is being mailed on or about April 18, 2003 to shareholders of record as of April 1, 2003.

The purposes of the meeting are:
(1)	to elect three directors (Class II) for a three–year term, each to hold office until his successor shall be duly elected and qualified;
(2)	to ratify the appointment of Deloitte & Touche LLP as auditors of OMI and various subsidiaries for the current year;
(3)	to approve the OMI Corporation 2003 Stock Incentive Plan; and
(4)	to consider and act on such other business as may properly come before the meeting.
     The solicitation of the proxy enclosed with this Proxy Statement is made by and on behalf of the Board of Directors of OMI. The cost of this solicitation will be paid by OMI. Such costs include preparation, printing and mailing of the Notice of Annual Meeting, form of proxy and Proxy Statement, which are enclosed. The solicitation will be conducted principally by mail, although directors, officers and employees of OMI and its subsidiaries (at no additional compensation) may solicit proxies personally or by telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for proxy material to be sent to their principals and OMI will reimburse such persons for their expenses in so doing. OMI is also retaining Investor Com, Inc. to solicit proxies and will pay it a fee of $7,000.

     The shares represented by all valid proxies in the enclosed form will be voted if received in time for the meeting and voted in accordance with the specifications, if any, made on the proxy. If no specification is made, the proxies will be voted FOR the management slate of directors, FOR the ratification of the appointment of Deloitte & Touche LLP as auditors and FOR the approval of the OMI Corporation 2003 Stock Incentive Plan. A proxy is revocable at any time prior to being voted by giving written notice to the Secretary of OMI or by attending the meeting and voting in person.

VOTING SECURITIES
As of April 1, 2003, the record date for the meeting, OMI had outstanding 76,843,163 shares of common stock, par value $.50 per share (the ‘‘Common Stock’’). Each share of Common Stock is entitled to one vote per share on all matters to come before the meeting, including the election of directors. The election of each nominee for director, the ratification of Deloitte & Touche LLP as auditors and the approval of the OMI Corporation 2003 Stock Incentive Plan require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting. Broker non–votes will not be treated as votes cast with respect to any matter presented at the Annual Meeting and abstentions will be treated as negative votes on all matters other than election of directors. Under the rules of the New York Stock Exchange in effect at the time this Proxy Statement was printed, if you hold your shares through a broker, your broker is permitted to vote your shares for the election of directors and the ratification of Deloitte & Touche LLP as auditors, even if the broker does not receive instructions from you. However, the New York Stock Exchange rules regarding brokers’ discretionary voting authority preclude your broker from voting on the proposal relating to the approval of the OMI Corporation 2003 Stock Option Plan unless you provide your broker with voting instructions.

Security Ownership of Certain Beneficial Owners and Management of OMI

     The following tables sets forth, as of March 25, 2003, certain information with respect to (i) each person known to OMI to be the beneficial owner of more than five percent (5%) of OMI’s Common Stock, which is the only class of outstanding voting securities, (ii) each director, (iii) each of certain executive officers, (iv) the Board Nominees and (v) all directors and all executive officers as a group:

Name and Address of	Amount and Nature of	Percent
Beneficial Owner	Beneficial Ownership (1)	of Class

State Street Research and Management Company	8,265,900	10.76
One Financial Center, 30th Floor
Boston, MA 02111–2690

Alliance Capital Management L.P	4,684,375	6.10
1290 Avenue of the Americas
New York, NY 10104

Craig H. Stevenson, Jr. (2)	1,271,127	1.65
Robert L. Bugbee (3)	617,953	*
Kathleen C. Haines (4)	223,518	*
Fredric S. London (5)	552,697	*
Henry Blaustein (6)	305,900	*
James Hood (7)	98,224	*
James D. Woods (7)	134,074	*
Michael Klebanoff (7)	493,070	*
Edward Spiegel (8)	203,651	*
Donald C. Trauscht(9)	53,000	*
Philip J. Shapiro (10)	28,000	*
All directors, nominees and executive officers as a group (11 persons)	3,981,214	5.18%

*	Represents holdings of less than one percent.

(1)	Includes all shares with respect to which each person, executive officer or director directly, through any contract,arrangement, understanding, relationship or otherwise, has or shares the power to vote or to direct voting of such shares or to dispose or to direct the disposition of such shares. With respect to executive officers, includes shares that may be purchased under currently exercisable stock options granted pursuant to the OMI Corporation 1998 Stock Option Plan,shares owned under the OMI Corporation 2001 Incentive Bonus Plan, and shares held under the OMI Corporation Savings Plan. With respect to non–employee directors, includes shares that may be purchased under currently exercisable stock options granted pursuant to the OMI Corporation 1998 Stock Option Plan and shares owned under the OMI Corporation 2001 Incentive Bonus Plan. With respect to executive officers and non-employee directors, also includes restricted shares awarded on July 2, 2001 and April 3, 2002. For a description of the OMI Corporation 2001 Restricted Stock Plan see footnote 3 under Summary Compensation Table on page 7.

(2)	Includes options to purchase 456,666 shares, 2,000 shares held in a corporation in which the executive has no interest but his spouse owns a 50% interest and 300,000 restricted shares. Does not include options to purchase 58,334 shares which are not currently exercisable.

(3)	Includes options to purchase 226,666 shares, 1,000 shares owned by his spouse and 200,000 restricted shares. Does not include options to purchase 38,334 shares which are not currently exercisable.

(4)	Includes options to purchase 91,333 shares and 100,000 restricted shares. Does not include options to purchase 16,667 shares which are not currently exercisable.

(5)	Includes options to purchase 190,000 shares, 24,000 shares owned by his children and 100,000 restricted shares. Does ot include options to purchase 30,000 shares which are not currently exercisable.

(6)	Includes options to purchase 190,000 shares and 100,000 restricted shares. Does not include options to purchase 30,000 shares which are not currently exercisable.

(7)	Includes options to purchase 43,333 shares and 20,000 restricted shares. Does not include options to purchase 6,667 shares which are not currently exercisable.

(8)	Includes options to purchase 43,333 shares, 14,000 shares owned by his children, 5,000 shares owned by a foundation and 20,000 restricted shares. Does not include options to purchase 6,667 shares which are not currently exercisable.

(9)	Includes options to purchase 20,000 shares and 20,000 restricted shares. Does not include options to purchase 10,000 shares which are not currently exercisable.

(10)	Includes 20,000 restricted shares. Does not include options to purchase 30,000 shares which are not currently exercisable.

ELECTION OF DIRECTORS

     Pursuant to OMI’s Articles of Incorporation and By–Laws, the Board of Directors of OMI is divided into three classes as set forth in the following table. Each class consists of three directors. The directors in each class hold office for staggered terms of three years. The three Class II directors, Messrs. Edward Spiegel, Craig H. Stevenson, Jr., and James D. Woods whose present terms expire in 2003, are being proposed for new three year terms (expiring in 2006) at this Annual Meeting. Mr. Stevenson was elected by the then current shareholder of the Company (then OMI Corp. and later known as ‘‘Marine Transport Corporation’’, and referred to herein as ‘‘Old OMI’’) prior to the Company being spun off to Old OMI’s shareholders on June 17, 1998 (the ‘‘Spin–off’’) and Messrs. Spiegel and Hood were elected directors on the day of the Spin-off, June 17, 1998.

     The nominees in Class II are willing to serve as directors, but if any nominee becomes unable to serve prior to the Annual Meeting, the persons named as Proxies have discretionary authority to vote for a substitute nominee named by the Board of Directors, or the Board of Directors may reduce the number of directors to be determined and elected.

The Board of Directors recommends a vote in favor of the election of the nominees for directors.

The following tables set forth certain information regarding the members of and nominees for the Board of Directors:

		Class and
		Year in		First
Name and Other		Which Term	Principal	Became a
Information	Age	Will Expire	Occupation	Director

NOMINEES FOR ELECTION AT THE 2003 ANNUAL MEETING

Edward Spiegel	64	Class II	Private investor, former partner of	6/17/98
		2006	Goldman Sachs

Craig H. Stevenson, Jr	49	Class II	Chairman of the Board and Chief	1/15/98
		2006	Executive Officer of OMI Corporation

James D. Woods	71	Class II	Chairman Emeritus and retired Chief	6/17/98
		2006	Executive Officer of Baker Hughes Inc.

DIRECTORS WHOSE TERMS CONTINUE

Robert Bugbee	42	Class I	Chief Operating Officer and	1/15/98
		2005	President of OMI Corporation

James N. Hood	68	Class I	Retired former President and Chief Executive	6/17/98
		2005	Officer of Teekay Shipping Corporation

Michael Klebanoff	82	Class III	Private investor; Chairman Emeritus of	6/17/98
		2004	OMI Corporation

Philip J. Shapiro	50	Class I	President and Chief Executive Officer of	4/03/02
		2005	Liberty Maritime Corporation

Donald C. Trauscht	69	Class III	Chairman, BW Capital Corporation	12/01/00
		2004

GOVERNANCE OF THE COMPANY

     Our business, property and affairs are managed by, or are under the direction of, the Board of Directors pursuant to the Business Corporations Act of the Republic of the Marshall Islands and our by-laws. Members of the Board of Directors are kept informed of the Company’s business through discussions with the Chief Executive Officer, the President and the Senior Vice Presidents, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

     During 2002, there were five Board of Directors’ meetings of the Company. All Directors attended at least four of the meetings.

     We have been reviewing our corporate governance policies and practices. This review includes a comparison of our current policies and practices to those suggested by authorities active in corporate governance and practices of other public companies. Based upon this review we have adopted and we expect to adopt in the future any changes that the Board of Directors believes are the best corporate governance policies and practices for the Company. We will adopt changes, as appropriate, to comply with the Sarbanes-Oxley Act of 2002, any rule changes made by the Securities and Exchange Commission and the New York Stock Exchange.

Committees of the Board

     The Audit Committee, comprising Messrs. Spiegel (Chairman), Hood and Klebanoff, engages the auditors to be appointed by the Company, reviews the results of each year’s audit, evaluates any recommendations the auditors may propose with respect to the Company’s internal controls and procedures and oversees the responses made to any such recommendations. The Compensation Committee, comprising Messrs. Woods (Chairman) and Trauscht, reviews and determines the compensation of the Company’s executives and makes recommendations to the Board with respect to incentive compensation plans and equity-based plans. In 2002, the Audit Committee met three times for the purpose of reviewing audit procedures and inquiring into financial, legal, and other matters, and the Compensation Committee met four times for the purpose of reviewing overall compensation and employee benefit practices and programs. The Nominating/Corporate Governance Committee, comprising Messrs. Woods (Chairman) and Trauscht identifies and recommends individuals qualified to become members of the Board of Directors to fill vacancies on the Board, recommends the Director nominees for the next annual meeting of stockholders and develops and recommends to the Board a set of corporate governance principles applicable to the Company. In 2002, the Nominating/Corporate Governance Committee met two times for the purpose of reviewing the Company’s corporate governance policies and practices and recommending that the Class I Directors be elected at the 2002 annual meeting. Each director attended all meetings of committees of which the director was a member.

     Edward Spiegel was a general partner of Goldman Sachs from 1984 to 1996. Mr. Spiegel is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

     James D. Woods is Chairman Emeritus of Baker Hughes Inc., one of the largest companies in the oil–services industry, and worked for its predecessor from 1955 to 1997. From January 1989 until January of 1997 Mr. Woods was Chairman of the Board and Chief Executive Officer of Baker Hughes Inc. Mr. Woods is also a director of Varco International Inc., Integrated Electrical Services, Inc., Esco Technologies, Inc., United States Energy Company, Inc., and Foster Wheeler, Ltd.

     Craig H. Stevenson Jr. was appointed President and Chief Executive Officer of the Company in 1998 and was elected Chairman of the Board of Directors that year. Mr. Stevenson was President until January 25, 2002 when Mr. Robert Bugbee was promoted from Executive Vice President to President of the Company. Mr. Stevenson had been Chief Executive Officer of Old OMI from January 1997 and was President of Old OMI from November 1995 to June 1998.

     Robert Bugbee was elected President effective January 25, 2002. He was previously elected Executive Vice President effective January 1, 2001, Director and Senior Vice President in 1998 and Chief Operating Officer in March 2000. He was Senior Vice President of Old OMI from August 1995 to June 1998. Mr. Bugbee joined Old OMI in February 1995.

     James N. Hood was President and Chief Executive Officer of Teekay Shipping Corporation from 1992 to 1998, Director of Teekay Shipping Corporation from 1993 to 1998 and consultant to Teekay Shipping Corporation from 1998 to 2000. In addition to his 23 years of shore service in various senior management positions, Captain Hood served at sea for 19 years, including four years of command experience.

     Michael Klebanoff is a private investor. He was President of Old OMI from 1969 to 1983 and was Chairman of the Board of Old OMI from 1983 until November 1995.

     Philip J. Shapiro was elected director on April 3, 2002. Since 1998 he has been the President and Chief Executive Officer of Liberty Maritime Corporation, the largest privately held independent operator of U.S. flag dry bulk vessels. Mr. Shapiro is also a Director of The Steamship Mutual Protection and Indemnity Club and is an elected member of the American Bureau of Shipping.

     Donald C. Trauscht was elected director on December 1, 2000. He has been Chairman, BW Capital Corporation since 1966. From 1967 to 1995, Mr. Trauscht held a number of positions at Borg Warner Corporation, including Chairman and Chief Executive Officer. Mr. Trauscht is a director of Esco Technologies, Inc., Global Motorsports, Inc., Integrated Electrical Services, Inc. and Bourns, Inc.

Presiding Director

     In December 2002, the Board of Directors created a new position of presiding director, whose primary responsibility is to preside over periodic executive sessions of the Board in which management directors and other members of management do not participate. The presiding director also advises the Chairman of the Board with respect to agendas and information needs relating to Board and Committee meetings and performs other duties that the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities. The “independent” (for purposes of the New York Stock Exchange listings standards) members of the Board of Directors have designated James D. Woods to serve in this position until the Directors meeting next following the 2003 annual meeting of stockholders.

Independent Directors

     The Board of Directors has determined affirmatively that all of the current Directors and nominees for Directors, except Mr. Stevenson and Mr. Bugbee, are “independent” for purposes of the New York Stock Exchange listing standards and rules proposed implementing the Sarbanes-Oxley Act of 2002 (the “Proposed Rules”). The Company has three standing committees: Audit, Compensation and Nominating/Corporate Governance. All members of the committees qualify as independent as defined above.

     It was noted by the Board in making the determination and found not to affect independence that Michael Klebanoff receives a larger fee than other directors, payment of health benefits and a pension, all of which were obligations of Old OMI for services Mr. Klebanoff performed for Old OMI and which obligations the Company assumed at the time of the Spin-off. The benefits paid to and provided to Mr. Klebanoff are not contingent in any way on his continued service as a director. However, under the Proposed Rules which may be modified to reflect industry comments, the receipt of these benefits may disqualify Mr. Klebanoff from serving on the Audit Committee in which case he will cease service on that committee effective at the Directors meeting next following the 2003 annual meeting of stockholders.

Certain Transactions and Business Relationships

     No current Director or nominee for Director had any business relationship with the Company in 2002.

COMPENSATION OF DIRECTORS

     Directors who are also officers or employees of the Company do not receive any fees or remuneration for services as members of the Board of Directors or of any Committee thereof. Each non–employee director in 2002 was compensated $32,000 annually (except Michael Klebanoff receives $50,000 per year by virtue of an agreement made by the predecessor of the Company in 1984), $1,000 per committee membership, $1,500 per board and committee meeting attended and $750 for telephone conferences not constituting a formal meeting. Mr. Hood received shares in the Company in 2002 in lieu of $32,000 of the annual fee at the closing price on the day of the first board meeting of 2002. The closing price was $2.89 per share and the number of shares Mr. Hood received was 11,073. In April 2002 when he was elected director, Mr. Shapiro received 20,000 restricted shares under the OMI Corporation 2001 Restricted Stock Plan and options to purchase 30,000 shares under the Company’s 1998 Stock Option Plan.

Executive Compensation

     The Summary Compensation Table shows the compensation paid by the Company in 2000, 2001 and in 2002 to each of the Company’s five most highly compensated executive officers (the ‘‘named executive officers’’).

SUMMARY COMPENSATION TABLE

					Long -Term
			Annual Compensation		Compensation Awards

				Other
				Annual		Options	All Other
Name and		Salary	Bonus	Compensation	Restricted	SARs	Compensation
Principal Position	Year	($) (1)	($) (1)	($) (2)	Awards (#/$) (3)	(#) (4)	($) (5)

Craig H. Stevenson, Jr	2002	600,000	300,000	13,514		0	69,102
Chairman of the Board and	2001	528,800	540,000	7,653	300,000/$1,707,000	0	45,338
Chief Executive Officer	2000	389,000	215,122	6,440	0	415,000	449,410

Robert Bugbee	2002	450,000	225,000	7,454		0	51,792
President and	2001	398,077	405,000	7,169	200,000/$1,138,000	0	55,450
Chief Operating Officer	2000	282,000	143,414	5,855	0	275,000	298,744

Kathleen C. Haines	2002	310,000	155,000	1,209		0	36,042
Sr. Vice President, Chief	2001	278,846	279,000	1,209	100,000/$569,000	0	63,812
Financial Officer and	2000	178,565	35,854	1,209	0	90,000	82,878
Treasurer

Fredric S. London	2002	310,000	155,000	7,809		0	37,218
Sr. Vice President, General	2001	289,231	279,000	7,204	100,000/$569,000	0	24,106
Counsel and Secretary	2000	246,000	89,634	7,419	0	190,000	192,285

Henry Blaustein	2002	325,000	162,500	1,209		0	38,928
Sr. Vice President, OMI	2001	304,231	292,500	1,209	100,000/$569,000	0	48,827
Marine Services LLC	2000	250,000	89,634	1,209	0	190,000	192,242

(1)	Represents amounts earned the relevant year. In some instances, the payment of all or a portion may have been deferred to a subsequent year.

(2)	The Company pays the costs of a membership, including dues and assessments, for a club to be used for business purposes by senior executives. The amounts listed represent such costs and a car allowance in the amount of $1,209 per year.

(3)	Restricted shares awarded on July 2, 2002 under the OMI Corporation 2001 Restricted Stock Plan which provides that the restrictions on 25% of the shares will lapse on July 2, 2004 and July 2, 2006, respectively, and the restrictions on the remainder of the shares will lapse upon the participant’s retirement, subject to the fulfillment of certain other conditions. All restrictions also lapse in the event of a Change in Control (as defined in the employment contracts referred to under Employment Contracts on page 8). During the restriction period each participant shall be entitled to any dividends paid on the shares. The table in the 2002 Proxy Statement used an incorrect price in computing the value of the restricted stock awards, thereby understating the values by $513,000 to Mr. Stevenson, $342,000 to Mr. Bugbee and $171,000 to each of the other named executives.

(4)	Options granted under the Old OMI 1995 Incentive Equity Plan and converted to the OMI Corporation 1998 Stock Option Plan (the “Plan”) and under the Plan to the named executive officers. No stock appreciation rights have been granted under the Plan.

(5)	Includes (i) amounts contributed under the OMI Corporation Savings Plan and OMI Corporation Executive Savings Plan in 2002 for Mr. Stevenson at a value of $68,472, for Ms. Haines at a value of $35,412, for Mr. London at a value of $35,412, for Mr. Bugbee at a value of $51,372 and for Mr. Blaustein at a value of $37,122, (ii) amounts reflecting the cost of group-term life insurance coverage for Mr. Stevenson at a cost of $630, for Ms. Haines at a cost of $630, for Mr. London at a cost of $1,806, for Mr. Bugbee at a cost of $420, and for Mr. Blaustein at a cost of $1,806; (iii) amounts contributed under the OMI Corporation Savings Plan and OMI Corporation Executive Savings Plan in 2001 for Mr. Stevenson at a value of $44,708, for Ms. Haines at a value of $63,182, for Mr. London at a value of $23,140, for Mr. Bugbee at a value of $55,030 and for Mr. Blaustein at a value of $47,021, (iv) in 2001 amounts reflecting the cost of group–term life insurance coverage for Mr. Stevenson at a cost of $630, for Ms. Haines at a cost of $630, for Mr. London at a cost of $966, for Mr. Bugbee at a cost of $420, and for Mr. Blaustein at a cost of $1,806 and (v) in 2000 amounts representing the difference between the market price of common stock at the date of grant of options to purchase such stock and the $1.50 per share grant price, resulting in a value for Mr. Stevenson of $412,800, for Ms. Haines of $68,800, for Mr. London of $172,000, for Mr. Bugbee of $275,200 and for Mr. Blaustein of $172,000. The options, in addition to bonus payments, replaced a bonus unit plan of comparable value to the named executives.

Employment Contracts

     OMI has employment agreements with Messrs. Stevenson, Bugbee, London, Blaustein and Ms. Haines which provide for an annual base salary and a performance incentive bonus. The base salary is the amount paid in the previous year plus any raise granted by the OMI Board. Under the contracts, bonuses are paid at the discretion of the OMI Board. Each of these agreements also provides that if the executive’s employment (i) is terminated without cause (as defined in his employment agreement), (ii) the executive voluntarily terminates his employment within 90 days of a relocation (following a Change in Control) or reduction in compensation or responsibilities, or (iii) the executive is disabled (as defined in his employment agreement), such executive will continue to receive base salary and other benefits for a period of two years. Following a Change in Control (as defined in his employment agreement), the executive’s future bonuses will be equal to 150% of the executive’s annual salary. If such an executive’s employment is terminated by the Company (other than for ‘‘cause’’ or becoming ‘‘disabled’’) within two years after a Change in Control, OMI is required to pay the executive a bonus equal to 150% of the then effective annual salary of the executive (the “termination bonus”). In addition, in the event of a Change in Control (as defined in the employment agreement) and if any such executive’s employment is terminated by OMI without cause (other than for reasons of disability) or by the employee as described in clause (ii) above, within 2 years before or after such a Change in Control, OMI will pay such executive an amount equal to three times the sum of his then current base salary and his termination bonus, reduced, in the case of a termination occurring prior to such a change in control by any severance theretofore paid to the employee under his employment agreement.

Option Grants in Last Fiscal Year

     In 2002 the named executive officers were not granted any options.

Aggregate Option Exercises in 2002 and Year–End Options Values

     In 2002, the named executives did not exercise any options. The following summarizes the named executive officers’ year–end option values:

			Number of Securities	Value of In–the–
			Underlying Unexercised	Money Options at
	Shares		Options at Fiscal Year	Fiscal Year End
	Acquired on	Value	End Exercisable (1) /	Exercisable (1) /Name
	Exercise	Realized($)	Unexercisable (2)	Unexercisable($)(2)

Craig H. Stevenson, Jr	—	—	396,666(1)	$313,200(1)
			118,334(2)	0(2)

Robert Bugbee			236,666(1)	$134,300(1)
			78,334(2)	0(2)

Fredric S. London	—	—	172,000(1)	$139,340(1)
			55,000(2)	0(2)

Kathleen C. Haines	—	—	86,333(1)	$134,100(1)
			26,667(2)	0(2)

Henry Blaustein	—	—	165,000(1)	$130,500(1)
			55,000(2)	0(2)

     Certain of the unexercisable options could be exercised and sold but the Executive was not entitled to any proceeds at year end.

Equity Compensation Plans

     The following table summarizes information, as of December 31, 2002, relating to equity compensation plans of the Company pursuant to which grants of options and restricted stock were granted from time to time. No further grants of options and restricted stock will be issued under the equity compensation plans referred to below if the 2003 Stock Incentive Plan is approved by the Company’s stockholders at the Annual Meeting.

EQUITY COMPENSATION PLAN INFORMATION

			Number of securities
			remaining available for
	Number of securities to	Weighted-average	future issuance under
	be issued upon exercise	exercise price of	equity compensation plans
	of outstanding options,	outstanding options	(excluding securities
	warrants and rights	warrants and rights	reflected in column (a))

Plan category	(a)	(b)	(c)

Equity compensation plans approved
by security holders(1)	1,982,235	$4.59	697,500
Equity compensation plans not approved
by security holders(2)	920,000	N/A	80,000
Total	2,902,235		777,500(3)

(1)	These plans are the Old OMI 1995 Incentive Equity Plan and the Old OMI 1998 Stock Option Plan for Non-Employee Directors (collectively, the “Old Plans”). The Old OMI 1995 Incentive Equity Plan, authorized the issuance to employees of stock options, stock appreciation rights, restricted stock or bonuses payable in stock for up to 550,000 shares of the Company’s stock. The Old OMI 1998 Stock Option Plan for Non-Employee Directors authorized the issuance of up to 100,000 shares of stock to eligible non-employee directors of the Company. All issuances under the Old Plans were converted to issuances under the OMI Corporation 1998 Stock Option Plan at the time of the Spin-off and no further issuances under the Old Plans could thereafter be made to OMI Corporation employees or directors.

(2)	The sole equity compensation plan of the Company not previously submitted to the Company’s stockholders is the OMI Corporation 2001 Restricted Stock Plan which is described in footnote 3 under Summary Compensation Table on page 7. All issuances are of common stock without cost to the participant but with restrictions of three or more years on the sale, transfer, pledge, assignment, encumbrance or other disposal of such shares.

(3)	The aggregate number of shares of common stock which may be issued under the Old Plans and the OMI Corporation 2001 Restricted Stock Plan by their terms is 3,467,154. The total number of options representing shares and shares of restricted stock issued under these plans to date is 2,727,500, which leaves a balance of 739,654 available for issuance under these plans.

Report of the Audit Committee

     The functions of the Audit Committee of OMI Corporation are to engage the independent auditors of the Company, review the Company’s financial statements and reporting, the adequacy of the Company’s internal controls and financial reporting process and the reliability of the Company’s financial statements, the performance of its audit and internal functions and its compliance with legal and regulatory requirements. The Board has determined that all members of the Audit Committee meet the requirements and qualify as “audit committee financial experts” as defined in the final rules implementing the Sarbanes-

Oxley Act of 2002 and meet the New York Stock Exchange standards with respect to having accounting or related financial management expertise. The Board has adopted a written charter setting out, the organizational parameters, role and responsibility of the Audit committee and the audit related functions in more detail. A copy of the committee’s revised charter is attached to this Proxy Statement as Appendix A and can be viewed on our website at www.omicorp.com.

     In performance of its functions, the Committee reviewed the audited financial statements for the year 2002, discussed the statements with management, discussed the statements with Deloitte & Touche LLP, its external independent auditors, both with and without management present and received from, reviewed and discussed with Deloitte & Touche, a letter regarding the responsibilities of auditors, which letter and discussion included the items required by Independence Standards Board Standard No. 1 and Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also discussed with the Company’s senior management and independent auditors the process used for certifications by the Company’s Chief Executive Officer and Chief Financial Officer which is required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Securities and Exchange Commission.

     The independent auditors audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operation and cash flows of the Company in conformity with generally accepted accounting principles and discussed with the Audit Committee any issues they believe should be raised with the Audit Committee. As a result of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Annual Report on Form 10–K for fiscal year 2002.

Edward Spiegel, Chairman
James N. Hood
Michael Klebanoff

Nominating/Corporate Governance Committee

     The OMI Board of Directors’ Nominating/Corporate Governance Committee identifies and recommends individuals qualified to become Directors to fill vacancies in the Board and recommends the Director nominees for the next annual meeting of stockholders. During 2002, it developed and recommended to the Board a set of corporate governance principles applicable to the Company, a copy of which is attached to this Proxy Statement as Appendix B. A copy of the committee’s charter is attached to this Proxy Statement as Appendix C. Appendices B and C can be viewed on our website at www.omicorp.com.

Compensation Committee

     The OMI Board of Directors’ Compensation Committee is responsible for the administration of OMI’s senior executive compensation program. It reviews all aspects of senior executive compensation, including incentive compensation and equity-based plans, and recommends to the Board of Directors annual and long–term components of the compensation of the Chief Executive Officer and named executive officers. A copy of the committee’s charter is attached to this Proxy Statement as Appendix D and can be viewed on our website at www.omicorp.com.

Report on Senior Executive Compensation
by the Board of Directors’ Compensation Committee

     OMI’s senior executive compensation program is designed to ensure that OMI can attract and retain executives who will contribute to OMI’s success by their ability, ingenuity and industry experience, and to enable these executives to participate in the long–term success and growth of OMI by giving them a proprietary interest in OMI. OMI’s senior executive compensation program recognizes and encourages individual skills, commitment to corporate goals, and contributions to Company and shareholder interests. The Compensation Committee believes that the Company’s compensation for senior executives is comparable to that of competitors and serves the interest of shareholders.
Compensation Philosophy
OMI’s senior executive compensation program, which governs compensation paid to senior executive officers is designed to:
(1)	encourage senior executives to identify with the goals and objectives of the Company and to reward the achievement of those goals and objectives;
(2)	acknowledge individual contributions of executives in achieving corporate goals;
(3)	encourage executives to be creative and aggressive, within the bounds of sound reason, in working toward Company and shareholder objectives;
(4)	sufficiently relate compensation to performance to encourage highly focused attention to corporate goals, while at the same time incorporating recognition of the cyclical nature of the shipping industry;

(5)	provide an appropriate mix of short and long–term compensation to reward both current performance and future commitment to OMI; and
(6)	establish a working environment that encourages talent, rewards good judgment, and maintains a quality working environment.
     In the highly cyclical bulk shipping market, the knowledge and judgment of a company’s senior executives are particularly critical to the success of the enterprise. A lost opportunity may not be presented again for many years. Therefore, OMI’s senior executive compensation program takes into account not only the normal financial considerations, but also, through discussions with the Company’s senior executives and through presentations at Board of Directors meetings, an assessment of how well the executive has judged and reacted to the programs and opportunities presented to OMI in the course of market changes.

     OMI’s senior executive compensation program includes base salary and a program which provides both bonus based upon the Company’s financial performance and equity participation in the Company which rewards the performance of the Company’s stock price. All of the senior executives have stock options, restricted shares and stock. The executives have the incentive to make strategic decisions that will position the Company for future long–term success, improve the efficiency, quality and safety of shipping operations and efforts to develop and improve the business of the Company.

Annual Compensation and Long Term Awards
     Base salaries of OMI’s Chief Executive Officer and other named executive officers are listed in the Executive Compensation Table on page 7. Base salaries are reviewed annually by the Compensation Committee. Upward adjustments of base salaries are determined by an assessment of the base salaries included in employment contracts for the Chief Executive Officer and the other named executive officers, recent issues and difficulties addressed by the Chief Executive Officer and the other named executive officers, efforts expended to carry out job responsibilities, general pay practices of similar companies with similar job categories and internal equitable considerations. OMI tries to maintain a competitive salary structure in comparison to the median salaries paid in the shipping industry in order to attract and retain the highly qualified individuals necessary to ensure OMI prospers and rewards shareholder confidence.

     Bonuses, along with increases in base salaries, provide the short–term incentive portion of executive compensation at OMI. The Board of Directors approved a plan in 2001 which provided bonuses based on the Company’s financial performance, but has determined that the plan did not address all relevant issues and terminated the plan. For bonuses applicable to 2003 and later years, the Company has retained a consultant to advise with respect to its determinations, as well as to make recommendations concerning other aspects of senior management compensation.

     The senior executives were granted bonuses in respect of 2002 of 50% of their annual salaries. The bonuses reflected the Committee’s belief that the Company performed extremely well relative to competitors in very weak tanker markets, due in large part to the foresight and execution by senior management of a strategy to deal with weak markets. The Board of Directors increased the salary component modestly for 2003. Both of these were done after review by the Compensation Committee of both the performance by each executive and the comparable compensation paid to similarly situated companies.

     For planning purposes, it is necessary to have flexibility to issue equity based compensation at appropriate times. There are insufficient shares available for grant under existing stock option and restricted stock plans. In order to have the ability to provide long term incentive compensation, the Committee determined and the Board of Directors has approved the adoption of the OMI Corporation 2003 Stock Incentive Plan, for the issuance of up to 4,000,000 shares of common stock in the form of options and restricted shares of which 1,400,000 shares of stock may be awarded as restricted stock. The 2003 Stock Incentive Plan is described on pages 15 through 21 in this Proxy Statement. No further grants will be made under the existing plans if the 2003 Stock Incentive Plan is approved by the Company’s stockholders at the Annual Meeting.

James D. Woods, Chairman
Donald C. Trauscht

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee comprises Messrs. Woods and Trauscht, both of whom are directors of the Company and neither of whom are or were officers of the Company or any of its subsidiaries. Neither has provided other services to the Company nor received other remuneration from the Company aside from directors’ fees.

Corporate Code of Ethics

     We have had a Corporate Code of Ethics, even prior to June 17, 1998 the date of the Spin-off referred to on page 3, which we revised in February 2003. We require all directors, officers and employees to adhere to our Code of Ethics in addressing legal and ethical issues encountered in conducting their work for the Company. The Code of Ethics requires that our directors, officers, and employees avoid conflicts of interest, comply with all applicable laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. In February 2003, all of our directors, officers and employees were required to certify that they had read and understood the policies and principles set forth in the Code of Ethics.

     Directors, officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics. The Sarbanes-Oxley Act of 2002 requires companies to have procedures to receive, retain and direct complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. We have such procedures in place.

     The Company’s Corporate Code of Ethics can be viewed on our website at www.omicorp.com.

Comparative Performance Graph

     Set forth below is a graph comparing the cumulative total shareholder return on the Company’s Common Stock with the cumulative total return of the Dow Jones Equity Market Index and the Dow Jones Marine Transportation Index commencing 1998, as the Company first traded publicly on June 18, 1998.

COMPARISON OF CUMULATIVE TOTAL RETURNS
 Among OMI Corporation, Dow Jones Equity Market Index and
Dow Jones Marine Transportation Index
Fiscal Year Ending December 31

     The total return on the Company’s Common Stock and each index assumes the value of each investment was $100 on June 18, 1998.

Auditors Fee Information

     Deloitte & Touche LLP’s fees for professional services in each of the last two fiscal years, in each of the following categories were:

	2001	2002

Audit Fees	$252,850	$293,350
Audit-Related Fees	21,000	30,430
Tax Fees	41,065	35,735
All Other Fees	97,973	54,888

Total	$433,888	$414,403

     Audit fees include fees associated with the last annual audit, the reviews of the Company’s quarterly reports on Form 10-Q and statutory audits.

      Fees for audit related services include reviews, trading, credit and market risk controls and savings plan audits.

      Tax fees included sales tax services and income tax services.

      All other fees principally include consents for SEC registration statements.

Approval of Auditors

     The Audit Committee has appointed Deloitte & Touche LLP as auditors of OMI and various subsidiaries for the year 2003. A representative of Deloitte & Touche LLP, who have been the auditors of OMI since its spin-off in 1998, is expected to be present at the meeting with the opportunity to make a statement if he desires to do so and to respond to appropriate questions.

     The Board of Directors recommends a vote in favor of ratification of the appointment of Deloitte & Touche LLP as auditors for 2003.

Approval of the OMI Corporation 2003 Stock Incentive Plan

     In 1998, the Company adopted the 1998 Stock Option Plan (the “1998 Plan”), and, in 2001, the Company adopted the 2001 Restricted Stock Plan (the “2001 Plan”). The total number of shares Common Stock that may be issued under 1998 Plan and the 2001 Plan, in the form of stock options and restricted stock, respectively, is 3,467,154 shares, and, in any case, no more than 1,000,000 shares of Common Stock may be issued under the 2001 Plan. As of March 25, 2003, options to purchase 1,802,500 issued shares of Common Stock had been granted under the 1998 Plan, at exercise prices of $3.93 to $8.95 per share, and 117,000 exercised shares of Common Stock have been issued upon the exercise of options granted under the 1998 Plan, since its inception. As of March 25, 2003, 920,000 shares of Common Stock had been awarded in the form of restricted stock under the 2001 Plan. A total of 739,654 shares of Common Stock remain for future grants of options and restricted stock under the 1998 Plan, since its inception, and the 2001 Plan; however, only 80,000 of those remaining shares may be awarded as restricted stock under the 2001 Plan.

     The Company believes that the 1998 Plan and the 2001 Plan contributed significantly to the Company’s success by enabling the Company to attract and retain the services of an outstanding group of executive officers, directors, employees and consultants. Because the success of the Company is largely dependent upon the judgment, interest and special efforts of these personnel, the Company wants to continue to provide Common Stock-based incentives to recruit and retain these personnel. Accordingly, on March 25, 2003, the Board of Directors adopted, subject to shareholder approval, the OMI Corporation 2003 Stock Incentive Plan (the “2003 Plan”).

     The 2003 Plan will enable the Company to continue to grant stock options and award shares of restricted stock to eligible officers, employees, non-employee directors and consultants at levels the Company believes will motivate superior performance and help the Company attract and retain outstanding personnel. The Company believes that providing its personnel with Common Stock-based incentives will enhance the long-term performance of the Company.

     The 2003 Plan will become effective upon the affirmative vote, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote which are present or represented at the Annual Meeting. The 2003 Plan will allow the Company to grant options or restricted stock awards covering a total of up to 4,000,000 shares of Common Stock, of which no more than 1,400,000 shares may be awarded in the form of restricted stock, subject to adjustment for certain changes in the Company’s capital, as described below under “Change in Capital or Change in Control”. If the 2003 Plan is approved by the stockholders, no additional grants or awards will be made under the 1998 Plan or the 2001 Plan in the future.

    The Board of Directors recommends that the stockholders approve the 2003 Plan. This proposal summarizes the essential features of the 2003 Plan. Stockholders should read the 2003 Plan for a full statement of its legal terms and conditions. The full text of the 2003 Plan is attached to this Proxy Statement as Appendix E.

     Purpose
     The purpose of the 2003 Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer employees, consultants and directors of the Company and its subsidiaries Common Stock-based incentives and thereby attract, retain and reward those individuals and strengthen the mutuality of interests between those individuals and the Company’s stockholders.

    Plan Administration
     The 2003 Plan will be administered and interpreted by a committee of the Board of Directors consisting of not fewer than two directors, each of whom will be “independent directors” for purposes of the New York Stock Exchange Listing standards (the “Plan Committee”). The Plan Committee’s decisions and actions concerning the 2003 Plan will be final and conclusive. Within the limitations of the 2003 Plan and applicable laws and rules, the Plan Committee may allocate or delegate its administrative responsibilities and powers under the 2003 Plan, and the Board of Directors will be permitted to exercise all of the Plan Committee’s powers under the 2003 Plan.

     In addition to its other powers under the 2003 Plan described in this summary, the Plan Committee would have the following authorities and powers under the 2003 Plan in accordance with its terms:

•	to determine which eligible employees, officers, directors and/or consultants will receive options or awards under the 2003 Plan and the type and number of shares of Common Stock covered by each option or award under the 2003 Plan;

•	to establish, amend, waive and rescind rules, regulations and guidelines for carrying out the 2003 Plan;

•	to establish, administer and waive terms, conditions, performance goals, restrictions, or forfeiture provisions, or additional terms, under the 2003 Plan, or applicable to options and awards under the 2003 Plan;

•	to accelerate the vesting or exercisability of options and awards under the 2003 Plan;

•	to offer to buy out outstanding options and awards under the 2003 Plan;

•	to determine the form and content of the agreements that represent options and awards under the 2003 Plan;

•	to interpret the 2003 Plan and award agreements;

•	to correct any errors, supply any omissions and reconcile any inconsistencies in the 2003 Plan and/or any award agreements; and

•	to take any actions necessary or advisable to operate and administer the 2003 Plan.

     Currently, we expect that the Plan Committee will consist of Messrs. Woods and Trauscht, each of whom is a director, but not an employee, of the Company.

    Available Shares
     A maximum of 4,000,000 shares of Common Stock would be available for issuance under the 2003 Plan, subject to adjustment for certain changes in our capital (described below under “Change in Capital or Change in Control”). Out of this maximum number of shares of Common Stock, no more than 1,400,000 shares may be awarded as restricted stock. The shares of Common Stock that may be issued under the 2003 Plan will be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares that the Company has reacquired and holds as treasury stock. In addition, shares of Common Stock covered by options or awards under the 2003 Plan that are forfeited or expire or terminate without having been fully exercised under the 2003 Plan would be available for future awards under the 2003 Plan.

     Eligibility
     The Plan Committee may grant options or award shares of restricted stock under the 2003 Plan to executive officers, employees, directors (including non-employee directors) and consultants of the Company and its subsidiaries. Only employees of the Company and its subsidiaries will be eligible to receive “incentive stock options” under the 2003 Plan, however.

     Approximately 50 employees, including all of our executive officers (five in number, of whom two are also directors), will be eligible to receive awards under the 2003 Plan. As of March 25, 2003, outstanding options and restricted stock awards under the 1998 Plan (including those converted pursuant to the Old OMI 1995 Incentive Equity Plan and the Old OMI 1998 Stock Option Plan for Non-Employee Directors) and the 2001 Plan are held by the following named individuals and groups:

Name and Position	Stock Options	Restricted Stock

Craig H. Stevenson, Jr.	515,000	300,00
Chairman of the Board and Chief Executive Officer

Robert L. Bugbee	265,000	300,000
President and Chief Operating Officer

Kathleen C. Haines	108,000	200,000
Senior Vice President and Chief Financial Officer

Frederic S. London	220,000	100,000
Senior Vice President and General Counsel

Henry Blaustein	220,000	100,000
Senior Vice President, OMI Marine Services

All current executive officers as a group	1,326,000	800,000

All current directors who are not executive officers as a group	260,000	120,000

Each nominee for election as director
Edward Spiegel	50,000	20,000
James D. Woods	50,000	20,000

Each associate of any such directors, executive officers or nominees	0	0

All other employees as a group	656,235	120,000

     The individuals to whom options and restricted stock will be granted under the 2003 Plan, and the amounts of individual grants, have not been determined, but it is anticipated that, among others, all of our present executive officers, including the individuals named in the Compensation Table, will receive awards under the 2003 Plan. Therefore, the benefits under the 2003 Plan are not determinable. No options or awards will be granted under the 2003 Plan unless the plan is approved by the stockholders.

      Terms of Options
     Types of Options. Options granted under the 2003 Plan will be either “incentive stock options,” which are intended to receive special tax treatment under the Internal Revenue Code of 1986, as amended, or options other than incentive stock options (referred to as “non-qualified stock options”), as determined by the Plan Committee and stated in the applicable option agreement.

     Exercise Price. The Plan Committee will determine the option exercise price of each option granted under the 2003 Plan at the time of grant. However, no option granted under the 2003 Plan may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a 10% or more stockholder of the Company, 110% of that fair market value). On March 25, 2003, the fair market value of a share of the Common Stock was $4.71.

     Payment. The option exercise price of any options granted under the 2003 Plan may be paid in any legal manner prescribed by the Plan Committee. The method of payment may include a “same-day sale” cashless-brokered exercise program that complies with law if permitted by the Plan Committee. Any cash proceeds that the Company receives upon the exercise of options granted under the 2003 Plan will constitute general funds of the Company.

     Exercise of Options. The Plan Committee will determine, and set forth in the applicable option agreements, the times or conditions upon which options granted under the 2003 Plan may be exercised, and any events that will cause those options to terminate. Each option granted under the 2003 Plan will expire on or before ten years following the date that option was granted. In general, options granted under the 2003 Plan will terminate when the recipient’s service as a director, employee or consultant of the Company or its subsidiaries terminates; however, the Plan Committee may permit an option that has not otherwise expired to be exercised after such a termination of service as to all or part of the shares covered by such option.

    Restricted Stock Awards
     Restricted stock awards are shares of Common Stock that are awarded to a participant subject to the satisfaction of the terms and conditions established by the Plan Committee at the time of that award. Awards of restricted stock may be made without the requirement of any cash payment from a participant. Restricted stock awards may vest based on continued employment or service of the recipient and/or satisfaction of performance goals or other conditions established by the Plan Committee. If a restricted stock award is subject to vesting based solely on the recipient’s continued employment or service, the 2003 Plan requires that the vesting period of that award be at least three years. Until such time as these restrictions lapse, shares of restricted stock are subject to forfeiture and may not be sold, assigned, pledged or otherwise disposed of by the participant who holds such shares. A recipient of a restricted stock award will have the rights of a stockholder with respect to those shares during the restricted period, including the right to receive any dividends (which may be subject to the same restrictions as the restricted stock, if the Plan Committee so provides) unless the Plan Committee provides otherwise in the award.

     When shares of restricted stock vest, they are delivered to the participant free of restrictions. Upon termination of employment or a period of service, a participant’s shares of restricted stock will vest or be forfeited in accordance with the terms of the participant’s restricted stock award agreement. Shares of restricted stock subject to performance goals will be forfeited to the extent such performance goals are not met. However, the Plan Committee may, in its discretion, accelerate the vesting, or waive any forfeitures, of restricted stock awards for whatever reason the Plan Committee believes to be in the interests of the Company.

     Transferability and Certain Other Terms of Options and Awards; Outstanding Options and Awards
     Options and unvested restricted stock awards granted under the 2003 Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, unless permitted by the Plan Committee with respect to non-qualified stock options. A participant may, however, designate one or more beneficiaries to receive his or her options or awards following his or her death. The Plan Committee may permit a participant to defer until a later date delivery of shares otherwise deliverable upon exercise or vesting the participant’s option or award.

     Outstanding options and restricted stock awards previously granted under the 1998 Plan or the 2001 Plan will continue to be outstanding and will be subject to the terms and conditions of those options or awards, including the terms and conditions of the 1998 Plan or the 2001 Plan, as applicable, whether or not the stockholders approve the 2003 Plan. However, if the 2003 Plan is approved by the stockholders, no additional options or awards will be granted under the 1998 Plan or the 2001 Plan.

    Change in Capital and Change in Control
     In order to preserve the benefits or potential benefits intended to be made available under the 2003 Plan or outstanding awards, or as otherwise necessary, the Plan Committee will, in its discretion, make appropriate adjustments in (a) the number, class and kind of shares available under the 2003 Plan, and (b) the number, class, kind and price of shares under each outstanding award, in the event of changes in the outstanding Common Stock resulting from certain changes in the Company’s corporate structure or capitalization, such as the payment of a stock dividend, a stock split, a recapitalization, reorganization, merger or consolidation (whether or not the Company is the surviving corporation), a spin-off, liquidation or other substantial distribution of assets or the issuance of stock for less than full consideration, or rights or convertible securities with respect to the Company’s stock.

     Upon a “change in control” of the Company (as defined in the 2003 Plan), all outstanding options will automatically be accelerated and become immediately exercisable in full and all outstanding restricted stock awards will automatically become fully vested, and all restrictions on those awards will be immediately cancelled and any related performance goals deemed achieved at not less than their target level. The 2003 Plan gives the Plan Committee discretion, in the event of a change in control, to substitute for shares of Common Stock subject to options or awards outstanding under the 2003 Plan shares or other securities of the surviving or successor corporation, or another corporate party to the transaction, with approximately the same value, or to cash out outstanding options or awards based upon the highest value of the consideration received for the Common Stock in such transaction, or the highest fair market value of the Common Stock during the 30 business days immediately prior to the closing or expiration date of such transaction, reduced by the option exercise price of the options cashed out, as applicable. The Plan Committee may also provide that any options subject to any such acceleration, adjustment or conversion cannot be exercised after the change in control transaction.

    Tax Withholding Obligations
     If any tax withholding obligations arise under applicable law with respect to any option or award granted to a participant under the 2003 Plan, the plan requires the participant to pay, or make other satisfactory arrangements to pay, in cash, any such taxes at the time the income with respect to that option or award is first includible in the participant’s taxable income. The Plan Committee may permit a participant to elect to satisfy all or a part of such tax obligations by requesting that the Company withhold shares of Common Stock otherwise deliverable to such participant under his or her option or award and/or by tendering shares of the Common Stock already owned by such participant. The Company may also, in accordance with applicable law, deduct any such taxes from amounts that are otherwise due from the Company to the participant.

      Amendment and Termination
      The Board of Directors may amend, alter, suspend or terminate the 2003 Plan. However, the Board of Directors will be required to obtain approval of the shareholders, if such approval is required by any applicable law (including requirements relating to incentive stock options) or rule, of any amendment of the 2003 Plan that would:

•	except in the event of certain changes in the capital of the Company, as described above under “Change in Capital and Change in Control,” increase the number of shares of Common Stock that may be delivered under the 2003 Plan.

•	decrease the minimum option exercise price required by the 2003 Plan;

•	decrease the minimum vesting period of restricted stock awarded under the 2003 Plan;

•	change the class of persons eligible to receive options or awards under the 2003 Plan;

•	extend the duration of the 2003 Plan or the exercise period of any options granted under the 2003 Plan; or

•	otherwise require stockholder approval to comply with applicable laws or rules.

      The Plan Committee may amend outstanding options or awards. However, no amendment or termination of the 2003 Plan or amendment of outstanding options or awards may materially impair the previously accrued rights of any recipient of an option or award under the 2003 Plan without his or her written consent.

      If the 2003 Plan is approved by the stockholders at the Annual Meeting, the 2003 Plan will terminate on May 22, 2013, unless the plan is terminated earlier by the Board of Directors or due to delivery of all shares of Common Stock available under the 2003 Plan; however, any options or awards outstanding when the 2003 Plan terminates will remain outstanding until that option or award terminates or expires.

    Certain Federal Income Tax Consequences
      The following is a brief summary of certain significant United States Federal income tax consequences, under the Internal Revenue Code of 1986, as amended, as in effect on the date of this summary, applicable to OMI and recipients of options and restricted stock awards under the 2003 Plan. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or foreign tax consequences, or the effect of gift, estate or inheritance taxes. References to “OMI” in this summary of tax consequences mean OMI Corporation or any subsidiary of OMI Corporation that employs a recipient of an option or award under the 2003 Plan, as the case may be.

      Transactions involving options and restricted stock awards under the 2003 Plan are not anticipated to result in any United States Federal income tax consequences to OMI because all income of OMI is generally exempt from United States Federal income tax.

      The grant of stock options under the 2003 Plan will not result in taxable income to the recipient of the option. However, the transfer of Common Stock to an option holder upon exercise of his or her options may or may not give rise to taxable income to the option holder depending upon whether the options are incentive stock options or non-qualified stock options.

      The exercise of a non-qualified stock option by an option holder generally results in immediate recognition of ordinary income by the option holder in the amount by which the fair market value of the shares of Common Stock purchased, on the date of exercise, exceeds the aggregate option price paid. Any appreciation or depreciation in the fair market value of those shares of Common Stock after the date of exercise of the option will generally result in a capital gain or loss to the option holder at the time he or she disposes of those shares.

      In general, the exercise of an incentive stock option is exempt from income tax, although not from the alternative minimum tax, unless the option holder disposes of the Common Stock purchased within two years from the date the incentive stock option was granted or one year of the date of exercise of the option (known as a “disqualifying disposition”). If these holding period requirements are satisfied, and if the option holder has been an employee of OMI at all times from the date of grant of the incentive stock option to the day three months before exercise of the option, or twelve months in the case of termination of employment due to disability, then such option holder will recognize any gain or loss upon disposition of the shares purchased upon exercise of the option as capital gain or loss. However, if the option holder makes a disqualifying disposition of any of those shares, he or she will generally be obligated to report as ordinary income for the year in which that disqualifying disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the option price paid for those shares. Any additional gain realized by such option holder on such a disqualifying disposition of such shares would be capital gain. If the total amount realized in a disqualifying disposition is less than the option price of the incentive stock option, the difference would be a capital loss for the option holder.

     A participant generally will not recognize any taxable income upon the award of shares of restricted stock which are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock prior to the lapse of restrictions applicable to such stock will be taxable as compensation income to the participant. Generally, the participant will recognize ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the Common Stock on the date the restrictions lapse. However, a participant may elect to recognize ordinary income upon the award date of restricted stock based on the fair market value of the Common Stock subject to the award on that date. If the participant makes that election, dividends paid with respect to such restricted stock, if any, will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse.

Vote Required and Board of Directors Recommendation

     Approval of the 2003 Plan requires the affirmative vote (in person or by proxy) of the holders of a majority of the shares of Common Stock entitled to vote present or represented at the Annual Meeting. The Board of Directors recommends a vote in favor of the approval of the 2003 Plan.

Section 16(a) Reporting

     Section 16(a) of the 1934 Act requires the Company’s executive officers and directors and holders of more than 10% of the Company’s common stock (collectively, ‘‘reporting persons’’) to file reports of ownership and changes in ownership of the Company’s equity securities with the Securities and Exchange Commission and the New York Stock Exchange. Based upon a review of the copies of such reports furnished to the Company, the Company believes that all reports by such reporting persons were timely filed.

Other Matters

     OMI has no knowledge of any matters to be presented to the meeting other than those set forth above. The persons named in the accompanying form of proxy will use their own discretion in voting with respect to matters which are not determined or known at the date hereof.

     Copies of OMI’s Annual Report on Form 10–K, excluding exhibits, are available to any stockholder, at no charge, by writing to: Corporate Relations Department, OMI Corporation, One Station Place, Stamford, CT 06902. OMI’s Annual Report is also posted on the Company’s website: www.omicorp.com.

Shareholder Proposals

     Any proposals of stockholders to be presented at OMI’s next Annual Meeting must be received at OMI’s principal executive offices, One Station Place, Stamford, CT 06902, Attention: Secretary, not later than December 31, 2003, for inclusion in OMI’s proxy statement and form of proxy relating to that Annual Meeting. A shareholder who intends to present an item of business at the 2004 Annual Meeting of Stockholders (other than a proposal submitted for inclusion in the Company’s proxy materials) must provide notice of such business to the Secretary of the Company on or before March 5, 2004.

     The Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2002 has been mailed to Stockholders.

By Order of the Board of Directors

FREDRIC S. LONDON
Secretary

Stamford, Connecticut
April 7, 2003

APPENDIX A

OMI CORPORATION

AUDIT COMMITTEE CHARTER

ORGANIZATION.   The Audit Committee shall consist of not less than three, nor more than five members of the Board. The members shall be elected annually by the Board, with one member designated by the Board to be the Chair, and shall not be officers or employees of the Company or of any of its subsidiaries. Committee members will be independent of management and free from material business relationships that might interfere with the exercise of independent judgment as Committee members. They will satisfy such other requirements, including financial literacy, as may be specified by the rules of the New York Stock Exchange or regulatory authorities.

     The Committee shall meet at least three times annually and may, in its discretion, delegate specific responsibilities to a subcommittee comprising one or more members of the Committee.

STATEMENT OF POLICY. The Audit Committee will assist the Board of Directors in fulfilling its oversight responsibilities involving:

•	The integrity of the Company’s financial statements and financial reporting process.

•	The independence of the Company’s independent auditors and the performance of the independent audit.

•	The adequacy of the Company’s accounting processes and financial controls.

•	Compliance with applicable laws and the Company’s policy on business ethics and conduct.

     In so doing, it is the responsibility of the Committee to maintain free and open means of communication among the directors, the independent auditors, the internal auditors and the management of the Company. The Committee will report to the Board all significant issues discussed by the Committee and all recommendations that are to be acted upon by the full Board. The Committee shall have the resources and authority necessary to discharge its responsibilities, including the authority to retain independent counsel and other experts or consultants.

RESPONSIBILITIES.   Specific responsibilities of the Audit Committee include:

1.	To hire the independent auditors for the annual audit of the Company, evaluate the independence and performanceof the independent auditors, and, if deemed appropriate, replace the independent auditors.

2.	To review and approve the services to be provided by the independent auditors for the coming year, including the scope of the annual audit of the Company’s financial statements and audit services for benefit plans and all compensation to be paid to the independent auditors on behalf of the Company.

3.	To establish Company guidelines to ensure that independence of the independent auditor from the Company is maintained. The Company’s independent auditors may not perform the following services for the Company:

• Accounting or bookkeeping services.

• Internal audit services related to accounting controls, financial systems or financial statements.

• Financial information systems design or implementation.

• Operating management services.

4.	To meet separately with the independent auditors, with and without management present, to discuss the results of their audits and examinations, management’s responses and other matters the Committee or the independent auditors

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wish to discuss, and to review with the independent auditors the matters required to be discussed under generally accepted auditing standards relating to the conduct of the audit.

5.	To receive at least annually from the independent auditors a written statement (a) delineating all relationships between the independent auditors and the Company, (b) describing the internal control procedures of the Company and, (c) describing all material issues raised by their internal control review.

6.	To discuss with the independent any relationships or non-audit services that may impair their objectivity and independence, and, if necessary, the auditors take appropriate action to ensure the independence of the independent auditors.

7.	To review with senior management, the internal auditors and the independent auditors, the adequacy and effectiveness of the Company’s accounting and financial controls and processes to monitor and manage business and financial risk and legal and ethical compliance.

8.	To review with management and the independent auditors significant changes proposed for the accounting policies of the Company, accounting tax or financial reporting proposals that have or may have a material effect on the Company’s financial situation and/or financial reports, the reasonableness of significant assumptions, accounting judgments or estimates utilized by the Company in connection with its financial statements, and the effect of alternative GAAP methods on the Company’s financial statements and a description of any transactions as to which management obtained advice from the independent auditors on the application of certain accounting principles.

9.	To review and discuss with management and the independent auditors the Company’s audited financial statements,and to recommend to the Board that the audited financial statements be included in the Company’s annual report onForm 10-K.

10.	To review with management and the independent auditors the Company’s quarterly financial statements and other matters required to be discussed with the Committee by the independent auditors under generally accepted auditing standards.

11.	To review with management earnings press releases and any guidance to be given.

12.	To approve any Committee report required to be included in the proxy statement for the Company’s annual meeting of stockholders.

13.	To review and approve the audit plan, budget and staffing of the Company’s internal audit function for the coming year.

14.	To review periodically the quality and depth of staffing in the Company’s auditing, accounting, and financial departments.

15.	To establish procedures for receiving and treating complaints regarding accounting, internal auditing controls or auditing matters.

16.	To receive confidential, anonymous reports from employees of the Company regarding questionable accounting or auditing matters.

17.	To obtain advice and assistance from outside legal, accounting or other advisors.

18.	To discuss with management policies related to risk assessment and risk management.

19.	To report to the Board of Directors regarding its functions, findings and actions on a regular basis.

20.	To make an annual evaluation of its performance.

21.	To review and reassess the adequacy of this charter annually and to recommend any proposed changes to the Board for approval.

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APPENDIX B

OMI CORPORATION

BOARD GUIDELINES ON CORPORATE GOVERNANCE ISSUES

1.
Governance by the Board of Directors. The business and affairs of the corporation shall be under the direction of the board. This includes overseeing the conduct of the corporation’s business by management and review of the corporation’s financial objectives and major corporate plans, strategies and actions. OMI directors are expected to promote the best interests of shareholders in terms of corporate governance, fiduciary responsibilities, compliance with applicable laws and regulations, and maintenance of accounting, financial or other controls. Directors are expected to attend all board meetings unless circumstances prevent attendance. Directors will participate in the selection, evaluation and, where appropriate, replacement of the Chief Executive Officer and will provide input to the CEO for the evaluation, as well as the recruitment, of the principal senior executives of the corporation.

2.
Board Access to Senior Management. Directors have complete access to OMI’s senior executives. As a courtesy, directors will use judgment to ensure that such contact would not be distracting to the business operation, or management reporting structure of the corporation and any such contact in writing shall be copied to the CEO. The board encourages the CEO, from time to time, to bring managers into board meetings who can provide additional insight into the items being discussed or who have future potential that the CEO believes should be made visible to the board.

3.
Leadership of the Board. The leadership of the board shall include a chairman of the board and if the Chairman is not an independent director, an independent director to lead meetings which include only independent directors. The Chairman shall appoint the lead independent director. The Chairman shall exercise initiative in recommending candidates for board committee assignments. The Chairman and Secretary shall disseminate to directors on a timely basis briefing materials to be included in the meeting agenda, as well as minutes from prior meetings and any written reports by committees. The Nominating and Governance Committee, pursuant to its committee charter, shall evaluate board effectiveness and recommend best practices with respect to board governance.

The lead independent director shall serve as the focal point for independent directors regarding resolving conflicts with or terminating the CEO’s employment, cooperating with the CEO in resolving conflicts with or terminating the term of any independent directors and coordinating feedback to the CEO on behalf of independent directors regarding business issues and board management.

4.
Charters of Standing Committees. The current committee structure of the corporation includes the following committees: Audit, Compensation and Nominating and Governance. The charters of each standing committee will be reviewed periodically with a view to delegating committees with the authority of the board concerning specified matters appropriate to such committee. Such authority will be set forth in board resolutions or bylaws pertaining to the charters of board committees. Only directors determined by the board to be independent may sit on the above named committees.

5.
Board Selection Process. It is expected that all directors will be alert to potential board candidates with appropriate skills and characteristics and communicate information regarding board selection matters to the Nominating and Governance Committee. The Nominating and Governance Committee shall recommend to the board candidates for directorships and board committee assignments. The board endorses the value of seeking qualified directors from diverse backgrounds otherwise relevant to the corporation’s strategy and business operations and perceived needs of the board at a given time.

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6.
Director’s Term of Office and Qualifications. Directors are elected to hold office for a term of three years. The Nominating and Governance Committee is to propose any changes in term and limits on service and determine any qualifications to serve as director or committee member. The Chairman and lead independent director will review each director’s continuation on the board at the conclusion of each term. This will also allow each director the opportunity to conveniently confirm his or her desire to continue as a member of the board. The Nominating and Governance Committee will review annually the independence of directors and report the findings to the Board, which will determine whether each director shall be considered independent in accordance with current criteria.

7.
Board and Committee Meetings. In preparation for meetings of the board and its committees, the CEO with support from the Secretary shall disseminate to directors on a timely basis briefing materials regarding matters to be included in the meeting agenda, as well as minutes from prior meetings and any written reports by committees. On those occasions in which the subject matter is extremely confidential or sensitive, the presentation will be discussed at the meeting. Presentations to the board may rely on directors having reviewed and digested information set forth in the briefing materials, thus allowing more time for discussion, clarification, and feedback.

8.
Separate Meetings of Independent Directors. The independent directors shall hold regularly scheduled meetings and any other meetings the independent directors deem appropriate, with the lead independent director scheduling and presiding over such meetings. The independent directors may retain advisors, as they deem necessary to aid them or attend such meetings.

9.
Periodic Review. The Compensation Committee shall be charged with periodically reviewing and making recommendations concerning director compensation, the determination of which shall be approved by the entire board.

10.	Annual Evaluation. The board will make an annual evaluation of its performance in form and under criteria established by the Nominating and Governance Committee.

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APPENDIX C

NOMINATING/CORPORATE GOVERNANCE COMMITTEE CHARTER

     The Nominating/Corporate Governance Committee (the “Committee”) of OMI Corporation (the “Corporation”) shall be organized consistent with the following significant parameters

       SIZE OF THE COMMITTEE: The Committee will have no fewer than two nor greater than three members.

     QUALIFICATIONS: Committee members must be “Independent Directors” of the Corporation and satisfy the following: (1) no Director may be considered an Independent Director if he or she has a material relationship with the Corporation other than in connection with the role as Director; (2) no member of the Committee may accept any consulting, advisory or other compensatory fee from the Corporation or its related entities or be an affiliate of the Corporation or its related entities other than in their roles as Directors; (3) no Director who is a former employee of the Corporation can be an Independent Director until five years after the employment has ended; (4) no Director who is, or in the past five years has been, affiliated with or employed by a (present or former) auditor of the company (or of an affiliate) can be an “Independent Director until five years after the end of either the affiliation or the auditing relationship; (5) no Director can be an Independent Director if he or she is, or in the past five years has been, part of an interlocking directorate in which an executive officer of the Corporation serves on the compensation committee of another company that employs the Director; and (6) Directors with immediate family members in the foregoing categories must likewise be subject to the five-year “cooling-off” provisions for purposes of determining “independence.”

     FREQUENCY OF MEETINGS: The Committee will meet at such times it deem necessary to completely discharge its duties and responsibilities as outlined in this charter.

     APPOINTMENT OF MEMBERS AND CHAIRPERSON: Each Committee member will be selected by the Chairman of the Board of Directors and will serve a term of one year. Committee members can serve successive one-year terms without limitation. The Chairperson of the Committee will be selected by the Chairman of the Board of Directors and will serve in that capacity for one year.

     ROLE AND RESPONSIBILITY: The Committee shall (1) identify individuals qualified to become Directors; such individuals shall be persons the Committee believes are (a) knowledgeable in the business, or some aspect of the business of the Corporation as shall make it likely that the persons will contribute to the Corporation, and (b) of the character the Committee believes will reflect high standards of honesty and integrity desired of the Corporation; (2) recommend that the Board select the director nominees for the next annual meeting of stockholders; (3) recommend that the Board elect persons identified by the Committee to fill vacancies in the Board; (4) develop and recommend to the Board a set of corporate governance principles applicable to the Corporation; (5) evaluate the performance of the Board of Directors and its Committees and report its finding to the Board at least annually; and (6) the Committee has sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms.

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APPENDIX D

OMI CORPORATION

COMPENSATION COMMITTEE CHARTER

ORGANIZATION. The Compensation Committee shall consist of not less than two, nor more than three members of the Board. The members shall be elected annually by the Board, with one member designated by the Board to be the Chair, and shall not be officers or employees of the Company or of any of its subsidiaries. Committee members will be independent of management and free from material business relationships that might interfere with the exercise of independent judgment as Committee members.

     The Committee shall meet at least two times annually and may, in its discretion, delegate specific responsibilities to a subcommittee comprising one or more members of the Committee.

     The Compensation Committee shall have all the authority of the board to act or exercise corporate powers with respect to the following:

1.	Make recommendations to the board on the Company’s executive compensation practices and policies.

2.	Evaluate the performance of the Chief Executive Officer and other senior executive officers of the Company and establish salaries, bonuses, stock options, benefits and other compensation arrangements for them.

3.	Propose and, if adopted, administer compensation plans, including stock options, restricted stock, and any bonus plan which includes as a beneficiary any senior executive officer of the Company.

4.	Report to the shareholders annually regarding the Company’s executive compensation practices and policies.

5.	When appropriate in the view of the Committee, retain a compensation consultant to advise the Committee on executive compensation practices and policies, and engage any consultant to advise regarding any matters within the charter of the Committee.

6.	Make an evaluation of the performance of the Committee annually and report the same to the board.

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APPENDIX E

OMI CORPORATION

2003 STOCK INCENTIVE PLAN

1.	Purposes. The purposes of the OMI Corporation 2003 Stock Incentive Plan are:

	(a)	To further the growth, development and success of the Company and its Subsidiaries by enabling the executive officers and other employees and directors of, and consultants to, the Company and its Subsidiaries to acquire a continuing equity interest in the Company, thereby increasing their personal interests in such growth, development and success and motivating such employees, directors and consultants to exert their best efforts on behalf of the Company and its Subsidiaries; and

	(b)	To maintain the ability of the Company and its Subsidiaries to attract and retain employees, directors and consultants of outstanding ability by offering them an opportunity to acquire a continuing equity interest in the Company which will reflect the growth, development and success of the Company and its Subsidiaries.

Toward these objectives, the Committee may grant Options and Restricted Stock to such employees, directors and consultants all pursuant to the terms and conditions of the Plan.

2.	Definitions. As used in the Plan, the following capitalized terms shall have the meanings set forth below:

	(a)	“Agreement”—a written award agreement evidencing an Award, as described in Section 3(e).

	(b)	“Award”—an Option or shares of Restricted Stock granted pursuant to the terms and conditions of the Plan.

	(c)	“Board”—the Board of Directors of the Company.

	(d)	“Change in Control”—a “change in control” with respect to the Company that would be required to be reported in response to Item 1(a) of the Company’s current report on Form 8-K, pursuant to Section 13 or 15(d) of the Exchange Act, or equivalent for foreign filers; provided that, without limitation, a “Change in Control” shall be deemed to have occurred at such time as any person or group of persons, within the meaning of Section 13(d) or 14(d) of the Exchange Act, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of twenty percent (20%) or more of the combined voting power of the then outstanding securities of the Company (other than, in any such event, a sale or other disposition to or for the benefit of any employee benefit plan (or related trust) of the Company or a Subsidiary, or acquisition or offer to acquire, by or on behalf of, the Company or a Subsidiary or any group comprised solely of such entities, of shares of Stock); provided, however, that a “Change in Control” shall not be deemed to have occurred if such a person or group files and maintains a Schedule 13G pursuant to Rule 13d-1 under the Exchange Act in connection with its purchase of such securities; provided further, however, that upon the filing of a Schedule 13D pursuant to such rule by such person or group in connection with such securities, there shall be deemed to be an immediate “Change in Control.” The foregoing to the contrary notwithstanding, a “Change in Control” shall be deemed to have occurred if individuals who constitute the “Incumbent Board” cease for any reason to constitute at least a majority of the Board. “Incumbent Board” shall mean those individuals who constitute the Board immediately following the effective date of the Plan, or any additional individual who becomes a member of the Board and whose election, or nomination for election, by the shareholders of the Company was approved by a vote of at least three-fourths of the members of the Board comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual was named as a nominee for member of the Board without objection to such nomination).

(e)	“Code”— the Internal Revenue Code of 1986, as it may be amended from time to time, including regulations and rules thereunder and successor provisions and regulations and rules thereto.

(f)	“Committee”— the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan.

(g)	“Company”— OMI Corporation, a Marshall Islands corporation, or any successor entity.

(h)	“Exchange Act”— the Securities Exchange Act of 1934, as it may be amended from time to time, including regulations and rules thereunder and successor provisions and regulations and rules thereto.

(i)	“Fair Market Value”—of a share of Stock as of a given date shall be: (i) the mean of the highest and lowest reported sale prices for a share of Stock, on the principal exchange on which the Stock is then listed or admitted to trading, for such date, or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used; (ii) if the Stock is not then listed or admitted to trading on a stock exchange, the mean of the closing representative bid and asked prices for a share of Stock on such date as reported by Nasdaq National Market (or any successor or similar quotation system regularly reporting the market value of the Stock in theover-the-counter market), or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used; or (iii) in the event neither of the valuation methods provided for in clauses (i) and(ii) above are practicable, the fair market value determined by such other reasonable valuation method as theCommittee shall, in its discretion, select and apply in good faith as of the given date; provided, however, that for purposes of paragraphs (a) and (h) of Section 6, such fair market value shall be determined subject to Section422(c)(7) of the Code.

(j)	“ISO” or “Incentive Stock Option”—an option to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in Section 6 and which conforms to the applicable provisions of Section 422 of the Code.

(k)	“Notice”—written notice actually received by the Company at its executive offices on the day of such receipt, if received on or before 1:30 p.m., on a day when the Company’s executive offices are open for business, or, if received after such time, such notice shall be deemed received on the next such day, which notice may be delivered in person to the Company’s Chief Financial Officer or sent by facsimile to the Company, or sent by certified or registered mail or overnight courier, prepaid, addressed to the Company at One Station Place, Stamford, Connecticut 06902, Attention: Secretary.

(l)	“Option”—a right to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in Section 6. Options may be either ISOs or stock options other than ISOs.

(m)	“Optionee”—a Participant who has been granted an Option under the Plan in accordance with the terms and conditions set forth in Section 6.

(n)	“Participant”—an individual who is eligible, pursuant to Section 5, and who has been selected, pursuant to Section 3(c), to participate in the Plan, and who holds an outstanding Award under the Plan.

(o)	“Plan”—this OMI Corporation 2003 Stock Incentive Plan.

(p)	“Restricted Stock”—Stock awarded under the Plan in accordance with the terms and conditions set forth in Section 7.

(q)
“Restriction Period”—a time period or vesting period, the expiration or lapse of which may be based upon continued employment or service of the applicable Participant with the Company or a Subsidiary, the achievement of particular performance goals and/or the satisfaction of other vesting provisions, applicable to, and established or specified by the Committee at the time of, each award of Restricted Stock and stated in the Agreement; provided, however, that any Restriction Period imposed on a Restricted Stock Award that is based solely upon continued employment or service of the Participant receiving such Award shall lapse over a period of not less than three(3) years from the date of grant of such Award.

	(r)	“Securities Act”—the Securities Act of 1933, as it may be amended from time to time, including the regulations and rules promulgated thereunder and successor provisions and regulations and rules thereto.

	(s)	“Stock”—the common stock, par value $0.50 per share, of the Company.

	(t)	“Subsidiary”—(i) any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Code and (ii) for purposes of Restricted Stock and/or Options which are not ISOs, any partnership, limited liability company or unincorporated entity in which the Company presently or in the future owns, directly or indirectly, an aggregate profits or capital interest of fifty percent (50%) or more, which the Committee in its discretion determines will be a “Subsidiary” for purposes of the Plan.

3.	Administration of the Plan.

	(a)	The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, except with respect to matters which under any applicable law, regulation or rule, are required to be determined in the sole discretion of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

	(b)	The Committee shall be appointed from time to time by the Board, and the Committee shall consist of not less than two (2) members of the Board. The Committee shall be composed entirely of independent directors, as determined by the Board in accordance with all applicable laws and the rules of any stock exchange on which the Stock is listed. Appointment of Committee members shall be effective upon their acceptance of such appointment. Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board.

	(c)	The Committee shall have the full discretionary authority to grant, pursuant to the terms of the Plan, Awards to those individuals who are eligible to receive Awards under the Plan. In particular, the Committee shall have discretionary authority, in accordance with the terms of the Plan, to: determine eligibility for participation in the Plan; select, from time to time, from among those eligible, the employees, directors and consultants to whom Awards shall be granted under the Plan, which selection may be based upon information furnished to the Committee by the Company’s or a Subsidiary’s management; determine whether an Award shall take the form of an ISO, an Option other than an ISO or Restricted Stock; determine the number of shares of Stock to be included in any Award and the periods for which Awards will be outstanding; establish and administer any terms,conditions, performance goals, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Award, including, without limitation, the Restriction Period; grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Award, or accelerate the vesting or exercisability of, or termination of the Restriction Period with respect to, any Award; amend or adjust the terms and conditions of any outstanding Award and/or adjust the number and/or class of shares of Stock subject to any outstanding Award; at any time and from time to time after the granting of an Award, specify such additional terms, conditions and restrictions with respect to any such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including, but not limited to, terms, restrictions and conditions for compliance with applicable securities laws and methods of withholding or providing for the payment of required taxes; offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish with and communicate to the Participant at the time such offer is made; and,to the extent permitted under the applicable Agreement, permit the transfer of an Award or the exercise of an Award by one other than the Participant who received the grant of such Award (other than any such a transfer of Restricted Stock prior to expiration of the Restriction Period or any such a transfer or exercise which would cause any ISO to fail to qualify as an “incentive stock option” under Section 422 of the Code).

(d)	The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or Section 3(a), and in addition to the powers otherwise expressly designated to the Committee in the Plan, the Committee shall have the exclusive right and discretionary authority to interpret the Plan and the Agreements; construe any ambiguous provision of the Plan and/or the Agreements and decide all questions concerning eligibility for and the amount of Awards granted under the Plan. The Committee may establish, amend, waive and/or rescind rules and regulations and administrative guidelines for carrying out the Plan and may correct any errors, supply any omissions or reconcile any inconsistencies in the Plan and/or any Agreement or any other instrument relating to any Awards. The Committee shall have the authority to adopt such procedures and subplans and grant Awards on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are foreign nationals or employed outside of the United States, or otherwise to conform to applicable requirements or practices of jurisdictions outside of the United States; and take any and all such other actions it deems necessary or advisable for the proper operation and/or administration of the Plan. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. Decisions and actions by the Committee with respect to the Plan and any Agreement shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan and/or any Agreement.

(e)	Each Award shall be evidenced by an Agreement, which shall be executed by the Company and the Participant to whom such Award has been granted, unless the Agreement provides otherwise; two or more Awards granted to a single Participant may, however, be combined in a single Agreement. An Agreement shall not be a precondition to the granting of an Award; no person shall have any rights under any Award, however, unless and until the Participant to whom the Award shall have been granted (i) shall have executed and delivered to the Company an Agreement or other instrument evidencing the Award, unless such Agreement provides otherwise, and (ii) has therwise complied with the applicable terms and conditions of the Award. The Committee shall prescribe the form of all Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Agreements. Any Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Agreement as supplemented or amended are not inconsistent with the provisions of the Plan.

(f)	Except to the extent prohibited by applicable law, including, without limitation, the requirements for any Award to an officer to be covered by any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3,or any successor rule, as the same may be amended from time to time), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Section 3 to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Section 3 to any person or persons selected by it; provided, however, that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this Section 3(f) shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

4.
Shares of Stock Subject to the Plan. (a) The shares of stock subject to Awards granted under the Plan shall be shares of Stock. Such shares of Stock subject to the Plan may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary. The total number of shares of Stock that may be delivered pursuant to Awards granted under the Plan is 4,000,000, of which 1,400,000 shares of Stock may be awarded as Restricted Stock.

	(b)	Notwithstanding any of the foregoing limitations set forth in this Section 4, the number of shares of Stock specified in this Section 4 shall be adjusted as provided in Section 11.

(c)
Any shares of Stock subject to an Award which are forfeited to the Company or which are subject to an Award which for any reason expires or is terminated without having been fully exercised may again be granted pursuant to an Award under the Plan, subject to the limitations of this Section 4.

(d)
Any shares of Stock delivered under the Plan in assumption or substitution of outstanding stock options, or obligations to grant future stock options, under plans or arrangements of an entity other than the Company or a Subsidiary in connection with the Company or a Subsidiary acquiring such another entity, or an interest in such an entity, or a transaction otherwise described in Section 6(j), shall not reduce the maximum number of shares of Stock available for delivery under the Plan; provided, however, that the maximum number of shares of Stock that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be the number of shares first set forth in paragraph (a) of this Section 4, as adjusted pursuant to paragraphs (b) and (c) of this Section 4.

5.
Eligibility. Executive officers and other employees, including officers, of the Company and the Subsidiaries; directors (whether or not also employees) of the Company and the Subsidiaries; and consultants of the Company and the Subsidiaries, shall be eligible to become Participants and receive Awards in accordance with the terms and conditions of the Plan, subject to the limitations on the granting of ISOs set forth in Section 6(h).

6.
Terms and Conditions of Stock Options. All Options to purchase Stock granted under the Plan shall be either ISOs or Options other than ISOs. To the extent that any Option does not qualify as an ISO (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate Option other than an ISO. Each Option shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Board shall determine and which are set forth in the applicable Agreement. Options need not be uniform as to all grants and recipients thereof.

(a)
The option exercise price per share of shares of Stock subject to each Option shall be determined by the Committee and stated in the Agreement; provided, however, that, subject to paragraph (h)(C) and/or (j) of this Section 6, if applicable, such price applicable to any Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock at the time that the Option is granted.

(b)
Each Option shall be exercisable in whole or in such installments, at such times and under such conditions as may be determined by the Committee in its discretion and stated in the Agreement, and, in any event, over a period of time ending not later than ten (10) years from the date such Option was granted, subject to paragraph (h)(C) of this Section 6.

(c)	An Option shall not be exercisable with respect to a fractional share of Stock or the lesser of fifty (50) shares and the full number of shares of Stock then subject to the Option. No fractional shares of Stock shall be issued upon the exercise of an Option.

(d)	Each Option may be exercised by giving Notice to the Company specifying the number of shares of Stock to be purchased, which shall be accompanied by payment in full including applicable taxes, if any, in accordance with Section 10. Payment shall be in any manner permitted by applicable law and prescribed by the Committee, in its discretion, and set forth in the Agreement, including, in the Committee’s discretion, and subject to such terms, conditions and limitations as the Committee may prescribe, payment in accordance with a “same-day sale” cashless-brokered exercise program that complies with all applicable laws.

(e)	No Optionee or other person shall become the beneficial owner of any shares of Stock subject to an Option, nor have any rights to dividends or other rights of a shareholder with respect to any such shares until he or she has exercised his or her Option in accordance with the provisions of the Plan and the applicable Agreement.

(f)	An Option may be exercised only if at all times during the period beginning with the date of the granting of the Option and ending on the date of such exercise, the Optionee was an employee, director or consultant of the Company, a Subsidiary, or of another corporation referred to in Section 422(a)(2) of the Code. Notwithstanding the preceding sentence, the Committee may determine in its discretion that an Option may be exercised prior to expiration of such Option following termination of such continuous employment, directorship or consultancy, whether or not exercisable at the time of such termination, to the extent provided in the applicable Agreement or otherwise in accordance with the Plan.

(g)	Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding any other provisions of the Plan to the contrary, but subject to Section 11(b), the option exercise price per share of Stock of an Option granted under the Plan shall not be reduced, though cancellation and regrant, by action of the Committee or otherwise at any time after the date such Option is granted.

(h)	(A) Each Agreement relating to an Option shall state whether such Option will or will not be treated as an ISO. No ISO shall be granted unless such Option, when granted, qualifies as an “incentive stock option” under Section 422 of the Code. No ISO shall be granted to any individual otherwise eligible to participate in the Plan who is not an employee of the Company or a Subsidiary on the date of granting of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an “incentive stock option” under Section 422 of the Code. Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

	(B)	Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and any other “incentive stock option” plans of the Company, any Subsidiary and any “parent corporation” of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Optionee during any calendar year with respect to Stock having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Stock is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

(C)	No ISO shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any “parent corporation” of the Company within the meaning of Section 424(e) of the Code. This restriction does not apply if at the time such ISO is granted the option exercise price per share of Stock subject to the Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five (5) years from such date of grant.

	(i)	An Option and any shares of Stock received upon the exercise of an Option shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the Committee may establish in its discretion and which are specified in the Agreement and may be referred to on the certificates evidencing such shares of Stock. The Committee may require an Optionee to give prompt Notice to the Company concerning any disposition of shares of Stock received upon the exercise of an ISO within: (i) two (2) years from the date of granting such ISO to such Optionee; (ii) one (1) year from the transfer of such shares of Stock to such Optionee; or (iii) such other period as the Committee may from time to time determine. The Committee may direct that an Optionee with respect to an ISO undertake in the applicable Agreement to give such Notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing shares of Stock acquired by exercise of an ISO refer to such requirement to give such Notice.

	(j)	In the event that a transaction described in Section 424(a) of the Code involving the Company or a Subsidiary is consummated, such as the acquisition of property or stock from an unrelated corporation, individuals who become eligible to participate in the Plan in connection with such transaction, as determined by the Committee, may be granted Options in substitution for stock options granted by another corporation that is a party to such transaction.If such substitute Options are granted, the Committee, in its discretion and consistent with Section 424(a) of theCode, if applicable, and the terms of the Plan, though notwithstanding paragraph (a) of this Section 6, shall determine the option exercise price and other terms and conditions of such substitute Options.

7.	Terms and Conditions of Restricted Stock Awards. All Awards of Restricted Stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine and which are set forth in the applicable Agreement. Subject to the terms and restrictions of this Section 7 or the applicable Agreement or as determined by the Committee, upon delivery of Restricted Stock to a Participant, or creation of a book entry evidencing a Participant’s ownership of shares of Restricted Stock, pursuant to Section 7(d), the Participant shall have all of the rights of a stockholder with respect to such shares.

	(a)	The Committee may, in its discretion, authorize the award of Restricted Stock to a Participant, and any such Award may be in addition to or in lieu of any other types of Awards granted under the Plan. The Committee may make any such award of Restricted Stock without the requirement of any cash payment from the Participant to whom such Award is made, or may require a cash payment from such a Participant in an amount no greater than the aggregate Fair Market Value of the Restricted Stock as of the award date in exchange for, or as a condition precedent to, the completion of such Award and the issuance of such shares of Restricted Stock.

	(b)	During the Restriction Period stated in the Agreement, the Participant who receives shares of Restricted Stock shall not be permitted to sell, transfer, pledge, assign, encumber or otherwise dispose of such shares. Any attempt by such recipient to do so shall constitute the immediate and automatic forfeiture of such Award.

	(c)	Except as otherwise provided in Section 11(c), shares of Restricted Stock shall be forfeited and revert to the Company upon (i) termination for any reason of the recipient’s service with the Company or a Subsidiary and/or (ii) failure to satisfy any applicable performance goals to the extent set forth in the Agreement. Notwithstanding the foregoing, upon any such termination of service during the Restriction Period, shares of Restricted Stock shall become free of all or part of the restrictions applicable thereto to the extent that the Agreement, as determined by the Committee in its discretion on the award date, provides for lapse of such restrictions upon such termination of service, or the Committee, in its discretion, otherwise determines to waive forfeiture of such shares of Restricted Stock for whatever reason the Committee considers to be in the interests of the Company.

	(d)	Each Participant who receives shares of Restricted Stock hereunder shall be issued one or more stock certificates in respect of such shares of Restricted Stock. Any such stock certificates for shares of Restricted Stock shall be registered in the name of such Participant but shall be appropriately legended and returned to the Company or its agent by such Participant, together with a stock power or other appropriate instrument of transfer, endorsed in blank by such Participant. The foregoing to the contrary notwithstanding, as the Committee, in its discretion, may deem appropriate, in lieu of the issuance of certificates for any shares of Restricted Stock during the applicable Restriction Period, a “book entry” (i.e., a computerized or manual entry) may be made in the records of the Company, or its designated agent, to evidence the ownership of such shares of Restricted Stock in the name of the applicable Participant. Such records of the Company or such agent shall, absent manifest error, be binding on all recipients of Restricted Stock hereunder. The holding of shares of Restricted Stock by the Company or its agent, or the use of book entries to evidence the ownership of shares of Restricted Stock, in accordance with this paragraph (d) of Section 7, shall not affect the rights of Participants as owners of their shares of Restricted Stock, nor affect the Restriction Period applicable to such shares under the Plan or the Agreement.

	(e)	During the Restriction Period, a Participant who holds outstanding shares of Restricted Stock shall be entitled to any dividends paid thereon, unless determined otherwise by the Committee and set forth in the Agreement. The Committee may apply any restrictions to such dividends that the Committee deems appropriate. Except as set forth in the Agreement, in the event of any adjustment as provided in Section 11, or any stock or securities are received as a dividend on shares of Restricted Stock, any new or additional shares or securities received by a recipient of Restricted Stock shall be subject to the same terms and conditions, including the Restriction Period, as relate to the original shares of Restricted Stock.

	(f)	A Participant’s shares of Restricted Stock shall become free of the foregoing restrictions upon the expiration of the applicable Restriction Period and the Company shall, subject to paragraph (g) of this Section 7 and paragraphs (c) and (d) of Section 12, then deliver stock certificates evidencing such Stock to such Participant.

	(g)	Restricted Stock and any Stock received upon the expiration of the Restriction Period shall be subject to such other transfer restrictions and/or legending requirements that are imposed by the Committee, in its discretion, and may be specified in the Agreement.

	(h)	Subject to the terms of the Plan, the Committee may modify outstanding Awards or accept the surrender of outstanding shares of Restricted Stock (to the extent that the Restriction Period or other restrictions applicable to such shares have not yet lapsed) and grant new Awards in substitution for such Restricted Stock.

8.
Transfer, Leave of Absence. A transfer of an employee from the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, and a leave of absence, duly authorized in writing by the Company or a Subsidiary, shall not be deemed a termination of employment of the employee for purposes of the Plan or with respect to any Award.

9.	Rights of Employees and Other Persons. (a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and the applicable Agreement.

(b)
Nothing contained in the Plan or in any Agreement shall be deemed to (i) give any employee or director the right to be retained in the service of the Company or any Subsidiary nor restrict in any way the right of the Company or any Subsidiary to terminate any employee’s employment or any director’s directorship at any time with or without cause or (ii) confer on any consultant any right of continued relationship with the Company or any Subsidiary, or alter any relationship between them, including any right of the Company or a Subsidiary to terminateits relationship with such consultant.

	(c)	The adoption of the Plan shall not be deemed to give any employee of the Company or any Subsidiary or any other person any right to be selected to participate in the Plan or to be granted an Award.

(d)
Nothing contained in the Plan or in any Agreement shall be deemed to give any employee or director the right to receive any bonus, whether payable in cash or in Stock, or in any combination thereof, from the Company or any Subsidiary, nor be construed as limiting in any way the right of the Company or any Subsidiary to determine, in its sole discretion, whether or not it shall pay any employee or director bonuses, and, if so paid, the amount thereof and the manner of such payment.

10.
Tax Withholding Obligations. (a) The Company and/or any Subsidiary are authorized to take whatever actions are necessary and proper to satisfy all obligations of Participants (including, for purposes of this Section 10, any otherperson entitled to exercise an Award pursuant to the Plan or an Agreement) for the payment of all Federal, state, localand foreign taxes in connection with any Awards (including, but not limited to, actions pursuant to paragraph (b) ofthis Section 10).

(b)
Each Participant shall (and in no event shall Stock be delivered to such Participant with respect to an Award until),no later than the date as of which the value of the Award first becomes includible in the gross income of the Participant for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company,as determined in the Committee’s discretion, regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Stock or other property subject to such Award, and the Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Notwithstanding the above, the Committee may, in its discretion and pursuant to procedures approved by the Committee, permit the Participant to (i) elect withholding by the Company of Stock or other property otherwise deliverable to such Participant pursuant to his or her Award (provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy the Company’s required Federal, state, local and foreign withholding obligations using the minimum statutorywithholding rates for Federal, state, local and/or foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (ii) tender to the Company Stock owned by such Participant (or by such Participant and his or her spouse jointly) and purchased or held for the requisite period of time as may be required to avoid the Company’s or the Subsidiaries’ incurring an adverse accounting charge, in full or partial satisfaction of such tax obligations, based, in each case, on the Fair Market Value of the Stock on the payment date as determinedby the Committee.

(c)
If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to an Award as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service. Neither the Company nor any Subsidiary shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

11.	Changes in Capital. (a) The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s or any Subsidiary’s capital structure or its business, any merger or consolidation of the Company or a Subsidiary, any issue of debt, preferred or prior preference stock ahead of or affecting Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or any Subsidiary, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

	(b)	(i) Upon changes in the outstanding Stock by reason of a stock dividend, stock split, reverse stock split, subdivision, recapitalization, reclassification, merger, consolidation (whether or not the Company is a surviving corporation), combination or exchange of shares of Stock, separation, or reorganization, or in the event of an extraordinary dividend, “spin-off,” liquidation, other substantial distribution of assets of the Company or acquisition of property or stock or other change in capital of the Company, or the issuance by the Company of shares of its capital stock without receipt of full consideration therefor, or rights or securities exercisable, convertible or exchangeable for shares of such capital stock, or any similar change affecting the Company’s capital structure, the aggregate number, class and kind of shares of stock available under the Plan as to which Awards may be granted and the number, class and kind of shares under each outstanding Award and the exercise price per share applicable to any outstanding Options shall be appropriately adjusted by the Committee in its discretion to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to any outstanding Awards or otherwise necessary to reflect any such change.

(ii) Fractional shares of Stock resulting from any adjustment in Awards pursuant to Section 11(b)(i) shall be aggregated until, and eliminated at, the time of exercise of the affected Awards. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such Notice is given) shall be effective and binding for all purposes of the Plan.

	(c)	In the event of a Change in Control:

(1)	Immediately prior thereto, notwithstanding anything to the contrary in the Plan or the Agreement, any outstanding Option shall be automatically accelerated and become immediately exercisable as to all of the shares of Stock covered thereby, and all restrictions on any outstanding Award of Restricted Stock shall be automatically immediately canceled and the Restriction Period applicable thereto shall automatically immediately terminate, and such Award of Restricted Stock shall be fully vested, and any performance goals applicable to an Award shall be deemed achieved at not less than the target level.

(2)	In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, that any outstanding Award shall be adjusted by substituting for Stock subject to such Award stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction resulting in the Change in Control, whether or not such stock or other securities are publicly traded, in which event the aggregate exercise price (as applicable) shall remain the same and the amount of shares or other securities subject to the Award shall be the amount of shares or other securities which could have been purchased on the closing date or expiration date of such transaction with the proceeds which would have been received by the Participant if the Award had been exercised, or had become vested, in full (or with respect to a portion of such Award, as determined by the Committee, in its discretion) prior to such transaction or expiration date and the Participant exchanged all of such shares in the transaction.

	(3)	In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, that any outstanding Award shall be converted into a right to receive cash following the closing date or expiration date of the transaction resulting in the Change in Control in an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Stock, or, at the Committee’s discretion, if higher, the highest Fair Market Value of the Stock during the thirty (30) consecutive business days immediately prior to the closing date or expiration date of such transaction, less the per share exercise price of such Award (if any), multiplied by the number of shares of Stock subject to such Award, or a portion thereof.

	(4)	The Committee may, in its discretion, provide that an Option cannot be exercised after such a Change in Control, to the extent that such Option is or becomes fully exercisable on or before such Change in Control or is subject to any acceleration, adjustment or conversion in accordance with the foregoing paragraphs (1), (2) or (3) of this Section 11(c).

No Participant shall have any right to prevent the consummation of any of the foregoing acts affecting the number of shares of Stock available to such Participant. Any actions or determinations of the Committee under this Section 11(c) need not be uniform as to all outstanding Awards, nor treat all Participants identically. Notwithstanding the foregoing adjustments, in no event may any Option be exercised after ten (10) years from the date it was originally granted, and any changes to ISOs pursuant to this Section 11 shall, unless the Board determines otherwise, only be effective to the extent such adjustments or changes do not cause a “modification” (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

12.	Miscellaneous Provisions. (a) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares of Stock or the payment of cash upon exercise or payment of any Award. Any proceeds from the sale of shares of Stock pursuant to Awards granted under the Plan shall constitute general funds of the Company.

	(b)	Except as otherwise provided in this Section 12(b) or by the Committee, an Award by its terms shall be personal and may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by him or her. At the Committee’s discretion, an Agreement may permit the exercise or payment of a Participant’s Award (or any portion thereof) after his or her death by or to the beneficiary most recently named by such Participant in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, as designated by the Participant by will or by the laws of descent and distribution. In the event any Award is to be exercised by, or to be paid or distributed to, the executors, administrators, heirs or distributees of the estate of a deceased Participant, or such a Participant’s beneficiary, or the transferee of an Award, in any such case pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Stock thereunder unless and until the Committee is satisfied that the person or persons to exercise or receive such Award or Stock is the duly appointed legal representative of the deceased Participant’s estate or the proper legatee or distributee thereof or the named beneficiary of such Participant, or the valid transferee of such Award, as applicable.

	(c)	(i) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of shares of Stock upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Stock hereunder, no Award may be awarded, exercised or paid in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

	(ii)	If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Stock pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Subsidiary under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to shares of Stock or Awards and the right to exercise any Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Subsidiary.

	(iii)	Upon termination of any period of suspension under this Section 12(c), any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to the shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.

(d)
The Committee may require each person receiving Stock in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring the shares of Stock for investment without a view to the distribution thereof. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares of Stock purchasable or otherwise receivable by any person under any Award as it deems appropriate. Any such restrictions shall be set forth in the applicable Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

(e)
By accepting any benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Company, the Committee or the Board, in any case in accordance with the terms and conditions of the Plan.

(f)
In the discretion of the Committee, a Participant may elect irrevocably (at a time and in a manner determined by the Committee) prior to exercising an Option or expiration of the Restriction Period applicable to his or her Restricted Stock that delivery of shares of Stock upon such exercise or expiration shall be deferred until a future date and/or the occurrence of a future event or events, specified in such election. Upon the exercise of any such Option or vesting of such Restricted Stock and until the delivery of any deferred shares, the number of shares otherwise issuable to the Participant shall be credited to a memorandum account in the records of the Company and any dividends or other distributions payable on such shares shall be deemed reinvested in additional shares of Stock, in a manner determined by the Committee, until all shares of Stock credited to such Participant’s memorandum account shall become issuable pursuant to the Participant’s election.

(g)
Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Subsidiary, or prevent or limit the right of the Company or any Subsidiary to establish any other forms of incentives or compensation for their employees, directors or consultants or grant or assume options or other rights otherwise than under the Plan.

(h)
The Plan shall be governed by and construed in accordance with the laws of the State of New York, without regard to such state’s conflict of law provisions, and, in any event, except as superseded by applicable Federal law.

(i)
The words “Section,” “subsection” and “paragraph” herein shall refer to provisions of the Plan, unless expressly indicated otherwise. Wherever any words are used in the Plan or any Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply,and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

	(j)	The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Stock pursuant to any Awards granted hereunder.

13.	Limits of Liability. (a) Any liability of the Company or a Subsidiary to any Participant with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Agreement.

	(b)	None of the Company, any Subsidiary, any member of the Committee or the Board, or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

14.	Amendments and Termination. The Board may, at any time and with or without prior notice, amend, alter, suspend or terminate the Plan, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, no such amendment, alteration, suspension or termination shall be made which would materially impair the previously accrued rights of any Participant with respect to his or her outstanding Award without his or her prior written consent, or which, without first obtaining approval of the stockholders of the Company (where such approval is necessary to satisfy (i) any applicable requirements under the Code relating to ISOs; (ii) the then-applicable requirements of Rule 16b-3 promulgated under the Exchange Act, or any successor rule, as the same may be amended from time to time, or (iii) any applicable law, regulation or rule), would:

	(a)	except as is provided in Section 11, increase the maximum number of shares of Stock which may be sold or awarded under the Plan;

	(b)	decrease the minimum duration requirement of the Restriction Period set forth in Section 2(q) or, except as is provided in Section 11, decrease the minimum option exercise price requirements of Section 6(a);

	(c)	change the class of persons eligible to receive Awards under the Plan;

	(d)	extend the duration of the Plan or the period during which Options may be exercised under Section 6(b); or

	(e)	otherwise require approval of the stockholders of the Company to comply with any applicable law, regulation or rule.

The Committee may amend the terms of any Award theretofore granted, including any Agreement, retroactively or prospectively, but no such amendment shall materially impair the previously accrued rights of any Participant with respect to such Award without his or her written consent.

15.	Limitations Applicable to Certain Awards Subject to Exchange Act Section 16. Unless stated otherwise in a Participant's Agreement, notwithstanding any other provision of the Plan, any Award granted to an officer or director of the Company who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time) that are requirements for the application of such exemptive rule, and the Plan and applicable Agreement shall be deemed amended to the extent necessary to conform to such limitations.

16.	Duration. Following the adoption of the Plan by the Board, the Plan shall become effective as of the date on which it is approved by the holders of a majority of the Company’s outstanding Stock which is present or represented and voted at a meeting, which approval must occur within the period ending twelve (12) months after the date the Plan is adopted by the Board. The Plan shall terminate upon the earliest to occur of:

	(a)	the effective date of a resolution adopted by the Board terminating the Plan;

	(b)	the date all shares of Stock subject to the Plan are delivered pursuant to the Plan’s provisions, and no such shares are any longer subject to the Restriction Period; or

	(c)	ten (10) years from the date the Plan is approved by the Company’s shareholders.

No Award may be granted under the Plan after the earliest to occur of the events or dates described in the foregoing paragraphs (a) through (c) of this Section 16; however, Awards theretofore granted may extend beyond such date. No such termination of the Plan shall adversely affect the previously accrued rights of any Participant hereunder and all Awards previously granted hereunder shall continue in force and in operation after the termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan or the Agreement.

OMI CORPORATION

Notice of
Annual Meeting
and
Proxy Statement
Annual Meeting
of Stockholders
May 22, 2003
9:00 A.M.
One Station Place
Stamford, Connecticut

0

OMI CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned stockholder of OMI CORPORATION (the ''Corporation'') does hereby constitute FREDRIC S. LONDON, KATHLEEN C. HAINES and MARK A. LOWE, and each of them, attorneys and proxies with full power of substitution to each, for and in the name of the undersigned and with all the powers the undersigned would possess if personally present, to vote all the shares of Common Stock of the undersigned in the Corporation at the Annual Meeting of Stockholders of the Corporation, to be held at One Station Place, Stamford, Connecticut 06902 on Thursday, May 22, 2003 at 9:00 A.M., on all matters as may properly come before the meeting, as set forth in the Notice of Annual Meeting of Stockholders dated April 7, 2003 and at any and all adjournments thereof.

     The Board of Directors recommends that stockholders vote FOR the election of the nominees for directors, for the ratification of the appointment of Deloitte & Touche LLP as auditors and FOR the approval of the OMI Corporation 2003 Stock Incentive Plan. If no specification is made as to any proposal, the shares will be voted FOR the election of the nominees for directors, FOR the ratification of the appointment of Deloitte & Touche LLP as auditors and FOR the approval of the OMI Corporation 2003 Stock Incentive Plan.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

OMI CORPORATION

May 22, 2003

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/

1.	FOR election of the following three CLASS II directors for a three-year term, each to hold office until his or her successor shall be elected and qualified:
		FOR	AGAINST	ABSTAIN
2.	Ratification of the Appointment of Deloitte & Touche LLP as auditors of the Corporation for the year 2003.	/ /	/ /	/ /
3.	Approval of the OMI Corporation 2003 Stock Incentive Plan.	/ /	/ /	/ /

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no such directions are given with respect to all or some items, as to such items this Proxy will be voted FOR Proposals 1, 2, and 3.

The Board of Directors recommends a vote FOR all nominees in Proposal 1 and FOR Proposals 2 and 3.

Please check here if you plan to attend the meeting.		/ /
/ /	FOR ALL NOMINEES	NOMINEES
/ /	WITHHOLD AUTHORITY FOR ALL NOMINEES	/ / Edward Spiegel / / Craig H. Stevenson, Jr / / James D. Woods
/ /	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “ FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
/ /

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.